As filed with the Securities and Exchange Commission on November 2, 2009

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

FIRST AMERICAN INVESTMENT FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices)

(612) 303-7557

(Registrant’s Area Code and Telephone Number)

Michael W. Kremenak

FAF Advisors, Inc.

800 Nicollet Mall, BC-MN-H04N

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

James D. Alt

Dorsey & Whitney LLP

50 South Sixth Street, Suite 1500

Minneapolis, Minnesota 55402

Approximate Date of Proposed Public Offering:

As soon as possible following the effective date of this Registration Statement.

It is proposed that this filing become effective on

December 2, 2009 (30 days after filing) pursuant to Rule 488.

The title of securities being registered is common stock, par value $0.01 per share.

No filing fee is required because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

FIRST AMERICAN INVESTMENT FUNDS, INC.

800 Nicollet Mall

Minneapolis, MN 55402

December 11, 2009

Dear Shareholder:

As a shareholder of U.S. Government Mortgage Fund (the “Acquired Fund”), a series of First American Investment Funds, Inc. (“FAIF”), you are invited to vote on a proposal to combine the Acquired Fund into Intermediate Government Bond Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), which is also a series of FAIF. The proposal will be voted on at a special meeting of shareholders to be held on January 14, 2010 (the “Meeting”). I would like to ask for your vote on this important proposal affecting your Acquired Fund, as described in the accompanying Prospectus/Proxy Statement.

The Funds have similar, but not identical, investment objectives. The Acquired Fund’s objective is to provide investors with high current income to the extent consistent with preservation of capital. The Acquiring Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital. The investment strategies of the Funds also are similar in some respects, but the Acquiring Fund generally may invest in a wider variety of securities as a principal investment strategy. The Acquired Fund invests primarily in mortgage-related U.S. government securities. The Acquiring Fund invests primarily in mortgage-related and non-mortgage related U.S. government securities, including U.S. Treasury obligations. Other differences in the Funds’ permitted investments are discussed in the accompanying Prospectus/Proxy Statement.

FAF Advisors, Inc. (the “Advisor”) serves as the investment advisor to the Funds. Upon the recommendation of the Advisor and after review of the terms of the reorganization of the Funds (the “Reorganization”), the Board of Directors of FAIF (the “Board of Directors” or the “Board”) concluded that it is appropriate to combine the Acquired Fund into the Acquiring Fund. Combining the Funds will result in a larger fund that potentially can be more efficiently managed and which may benefit from economies of scale. Whereas the Acquired Fund has experienced $56 million in net outflows for the three-year period ended June 30, 2009, the Acquiring Fund experienced $58 million in net inflows over the same period; thus, the Acquiring Fund’s growth prospects appear to be better. The Acquired Fund and the Acquiring Fund are similar in size, so the Reorganization would result in a combined fund that has roughly twice the amount of assets under management than either Fund currently has.

The Prospectus/Proxy Statement describes the proposed Reorganization. If the proposal is approved by shareholders, all the Acquired Fund’s assets will be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities. Each Acquired Fund shareholder will receive shares of the Acquiring Fund with the same total value as their Acquired Fund shares. Acquired Fund shareholders will receive Acquiring Fund shares of the same class that they hold in the Acquired Fund, except Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization.

THE BOARD OF DIRECTORS OF FAIF BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND, THE ACQUIRING FUND, AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Your vote is extremely important. You can vote quickly and easily by toll-free telephone call, by internet, or by mail by following the instructions that appear on your proxy card. Whether or not you expect to be present at the Meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call (800) 677-3863.

NOTE:    You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Prospectus/Proxy Statement carefully before you vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Thomas S. Schreier, Jr.

President

IMPORTANT SHAREHOLDER INFORMATION

Within this package you will find the following:

•	Prospectus/Proxy Statement describing the proposed reorganization

•	The current prospectus of Intermediate Government Bond Fund

•	The Agreement and Plan of Reorganization, attached as Appendix A

•	Proxy card

•	Business reply envelope

The Board of Directors of First American Investment Funds, Inc. (“FAIF”) (the “Board of Directors” or the “Board”) has unanimously approved the proposed reorganization described below and recommends that you vote in favor of the reorganization. The following questions and answers provide a brief overview of the reorganization proposal. The Board also encourages you to read the full text of the enclosed Prospectus/Proxy Statement carefully.

What am I being asked to vote on?

Shareholders of U.S. Government Mortgage Fund (the “Acquired Fund”), a series of FAIF, are being asked to consider and approve the proposed reorganization (the “Reorganization”) of the Acquired Fund into Intermediate Government Bond Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), also a series of FAIF.

Why has the Board of Directors recommended that I vote in favor of the Reorganization?

The Board of Directors believes that the Reorganization is in the best interests of shareholders of the Acquired Fund, will not result in the dilution of the shareholders’ interests, and may provide several benefits to shareholders. Combining the Funds will result in a larger fund that potentially can be more efficiently managed and which may benefit from economies of scale. Whereas the Acquired Fund has experienced $56 million in net outflows for the three-year period ended June 30, 2009, the Acquiring Fund experienced $58 million in net inflows over the same period; thus, the Acquiring Fund’s growth prospects appear to be better. The Acquired Fund and the Acquiring Fund are similar in size, so the Reorganization would result in a combined fund that has roughly twice the amount of assets under management than either Fund currently has. In addition, the Board considered that the Acquiring Fund’s expenses, both before and after expense waivers or reimbursements, were lower than those of the Acquired Fund for each Fund’s most recently completed fiscal year and are expected to remain lower after the Reorganization. The Board also noted that gross expenses of the Acquiring Fund after the Reorganization are expected to be lower than prior to the Reorganization, and that the Advisor will continue current contractual waivers for the Acquiring Fund through at least October 31, 2010.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The Funds have similar, but not identical, investment objectives, strategies and risks.

The Acquired Fund’s objective is to provide investors with high current income to the extent consistent with preservation of capital. The Acquiring Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital.

The investment strategies of the Funds are similar in some respects, but the Acquiring Fund generally may invest in a wider variety of securities as a principal investment strategy. Both Funds invest primarily in securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). However, the Acquired Fund invests primarily in mortgage-related U.S. government securities, whereas the Acquiring Fund invests primarily in mortgage-related and non-mortgage related U.S. government securities, including U.S. Treasury obligations. Each Fund may also invest to a certain extent in debt securities that are not U.S. government securities. Again, the range of non-U.S. government debt securities in which the Acquiring Fund invests as a principal investment strategy is somewhat broader. The Acquired Fund may invest

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up to 20% of its total asset in non-U.S. government debt obligations, including, as a principal investment strategy, asset-backed securities and residential and commercial mortgage-backed securities. The Acquiring Fund may invest up to 10% of its total assets in non-U.S. government debt obligations, including, as a principal investment strategy, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations and municipal securities. There are also some differences in investment techniques utilized by the Funds. The Acquiring Fund may invest up to 10% of its total assets in dollar roll transactions while the Acquired Fund does not enter into dollar roll transactions as a principal investment strategy. Each Fund may lend securities representing up to one-third of the value of its total assets. Each Fund may also enter into derivative transactions. The Acquired Fund, however, may enter into a broad array of derivative transactions, including options, futures contracts, options on futures contracts, interest rate caps, collars and floors, swap agreements and options on swap agreements, whereas the Acquiring Fund is limited to utilizing futures contracts and options on futures contracts. Finally, effective maturities of the Funds’ portfolios are similar. The Acquired Fund attempts to maintain a weighted average effective maturity of ten years or less, and the Acquiring Fund attempts to maintain a weighted average effective maturity of between three and ten years.

The Funds are subject to some of the same risks, including active management risk, credit risk, derivative instrument risk, income risk, interest rate risk, mortgage- and asset-backed securities risk, and securities lending risk. Each Fund is subject to credit risk, but the Acquiring Fund is subject to additional credit risks because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy. Similarly, while both Funds are subject to derivative instrument risk, the Acquired Fund is subject to additional risks because of its ability to invest in certain derivatives in which the Acquiring Fund may not invest. The Acquiring Fund is also subject to additional risks related to its ability to invest in dollar roll transactions and to call risk because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy. A more detailed comparison of the investment objectives, principal investment strategies and risk factors of the Acquired Fund and the Acquiring Fund appears in the enclosed Prospectus/Proxy Statement.

Which class of shares will I receive in the Reorganization?

If you own Class A, Class C, Class R or Class Y shares of the Acquired Fund, you will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund. If you own Class B shares of the Acquired Fund, you will receive Class A shares of the Acquiring Fund.

What are the tax consequences of the Reorganization?

The Reorganization, if approved by the Acquired Fund’s shareholders, will not be a taxable event for federal income tax purposes. You will not realize any capital gain or loss as a result of the proposed Reorganization, although you may receive a distribution of ordinary income and/or net capital gains immediately before the Reorganization to the extent that the Acquired Fund has undistributed income and/or gain.

Who will pay the costs of the Reorganization?

The expenses associated with the Reorganization, including the expenses of preparing, filing, printing and mailing the enclosed Prospectus/Proxy Statement and of holding the shareholder meeting, will be borne by FAF Advisors, Inc. (the “Advisor”) so that no shareholder of either Fund will effectively bear these expenses.

Will Fund expenses remain the same?

Each Fund has the same contractual investment advisory fee. Nonetheless, based on the actual expenses of each Fund and the unaudited pro forma expenses of the combined Acquiring Fund for the Funds’ most recently completed fiscal year, it is expected that you will experience lower gross expenses and net expenses after the Reorganization as a shareholder of the Acquiring Fund than you did as a shareholder of the Acquired Fund.

Will I have the same shareholder privileges after the Reorganization?

Yes. You will continue to enjoy the same shareholder privileges as a shareholder of the Acquiring Fund that you currently have as a shareholder of the Acquired Fund.

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When would the Reorganization take place?

The Reorganization proposal will be voted on at a special meeting of shareholders to be held on January 14, 2010. If all necessary approvals are obtained, the Reorganization will likely take place shortly thereafter.

Who will receive the proxy materials?

The proxy materials are being mailed to all persons and entities that held shares of record in the Acquired Fund on November 25, 2009. Please note that in some cases, record ownership of and/or voting authority over Acquired Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the proxy.

Is there anything I need to do to convert my shares?

No. On the closing date of the Reorganization, your shares in the Acquired Fund automatically will be exchanged for shares in the Acquiring Fund. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the Acquired Fund shares that you hold immediately before the Reorganization.

Can I redeem my shares before the Reorganization takes place?

Yes. You can redeem your Acquired Fund shares at any time before the Reorganization takes place. In addition, if you hold on to your Acquired Fund shares and receive Acquiring Fund shares in the Reorganization, you then can redeem your Acquiring Fund shares. In either case, the redemption will be a taxable transaction. Your receipt of Acquiring Fund shares in the Reorganization will not itself be a taxable transaction.

Has the Board of Directors of FAIF approved the proposal?

Yes. The Board of Directors has approved the proposed Reorganization and recommends that you vote FOR the proposal.

When should I vote?

We would like to receive your vote as soon as possible. You may cast your vote:

By Phone: Please see the voting instructions on your proxy card. Call the toll-free number listed and follow the recorded instructions.

By the Internet: Visit the website listed on your proxy card. Once there, enter the control number located on your proxy card.

By Mail: The proxy cards must be marked with your vote and returned in the business reply envelope included in this package. If you misplaced your envelope, please mail your proxy card to:

The Altman Group

1200 Wall Street West

Lyndhurst, NJ 07071

Attn: Tabulation Department

Please read the full text of the enclosed Prospectus/Proxy Statement for further information. If you have questions, please call your investment professional or First American Funds at (800) 677-3863.

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FIRST AMERICAN INVESTMENT FUNDS, INC.

800 Nicollet Mall

Minneapolis, MN 55402

U.S. GOVERNMENT MORTGAGE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 14, 2010

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the “Meeting”) of U.S. Government Mortgage Fund (the “Acquired Fund”), a series of First American Investment Funds, Inc. (“FAIF”), a Maryland corporation, will be held on January 14, 2010 at 10:30 a.m., Central time, at the offices of FAF Advisors, Inc., 3rd Floor — Room A, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purpose of the Meeting is to consider and act upon the following proposal and to transact any other business that properly comes before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization adopted by FAIF (the “Reorganization Plan”) providing for (a) the acquisition of all the assets of the Acquired Fund by Intermediate Government Bond Fund (the “Acquiring Fund”), a series of FAIF, in exchange solely for shares of the Acquiring Fund, and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, followed by (b) the distribution of those Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund and (c) the Acquired Fund’s subsequent termination. A vote in favor of the Reorganization Plan will be considered a vote in favor of an amendment to FAIF’s Articles of Incorporation effecting the foregoing transactions.

The Board of Directors of FAIF has fixed the close of business on November 25, 2009 as the record date for determination of shareholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By Order of the Board of Directors

Kathleen L. Prudhomme

Secretary

Dated: December 11, 2009

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE AND RETURN YOUR PROXY CARD(S) PROMPTLY. EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. ALTERNATIVELY, YOU MAY VOTE VIA THE INTERNET OR TELEPHONE, AS INDICATED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FAIF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange

Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion — Dated November 2, 2009

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 2, 2009

Relating to the Reorganization of U.S. Government Mortgage Fund, a series of

First American Investment Funds, Inc.

into Intermediate Government Bond Fund, a series of

First American Investment Funds, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

(800) 677-3863

This Prospectus/Proxy Statement is being furnished to shareholders of U.S. Government Mortgage Fund (the “Acquired Fund”), a series of First American Investment Funds, Inc. (“FAIF”), in connection with the solicitation of proxies by the Board of Directors of FAIF (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on January 14, 2010, at 10:30 a.m., Central time, at the offices of FAF Advisors, Inc., and any adjournments thereof.

As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to consider and act upon the proposed Agreement and Plan of Reorganization (the “Reorganization Plan”) pursuant to which Intermediate Government Bond Fund (the “Acquiring Fund”) would acquire all the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities (such exchange, together with distribution of the shares received in the exchange, as described in the following paragraph, is referred to in this Prospectus/Proxy Statement as the “Reorganization”). The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”

If the Reorganization is approved, shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, which will be terminated as a series of FAIF. Each shareholder of the Acquired Fund will be entitled to receive that number of full and fractional shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares held as of the closing date of the Reorganization. Shareholders who own Class A, Class C, Class R or Class Y shares of the Acquired Fund will receive the same class of shares in the Acquiring Fund that they hold in the Acquired Fund. Shareholders who own Class B shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Reorganization is being structured as a tax-free reorganization. See “Information About the Reorganization — Federal Income Tax Considerations.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

A vote to approve the Reorganization Plan will be considered a vote in favor of an amendment to FAIF’s Articles of Incorporation (the “Articles”) effecting the Reorganization. The amendment is attached to the form of Reorganization Plan included as Appendix A to this Prospectus/Proxy Statement.

The Board of Directors has approved the proposed Reorganization. You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve transactions that will result in their holding shares of the Acquiring Fund, this Prospectus/Proxy Statement also serves as a prospectus for the Acquiring Fund.

Each Fund is a separate diversified series of FAIF, a Maryland corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). FAF Advisors, Inc. (the “Advisor”) is the investment advisor for both of the Funds. The Acquired Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital.

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The Acquiring Fund’s objective is to provide investors with current income to the extent consistent with the preservation of capital.

This Prospectus/Proxy Statement explains concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Funds and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

•	Prospectus relating to the Acquiring Fund dated October 28, 2009, including any supplements.

•	Prospectus relating to the Acquired Fund dated October 28, 2009, including any supplements.

•	Statement of Additional Information (“SAI”) relating to the Funds dated October 28, 2009, including any supplements.

•	Annual report relating to the Funds for the fiscal year ended June 30, 2009.

•	Statement of Additional Information, dated December 2, 2009, relating to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”).

The above-referenced prospectus, annual report, and SAIs are incorporated into this Prospectus/Proxy Statement by reference, which means that the information contained in those documents is legally considered to be part of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement is accompanied by a copy of the Acquiring Fund’s current prospectus (including any supplements). For a free copy of the other documents listed above, please call (800) 677-3863 or write to First American Investment Funds, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, the Funds’ prospectuses (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix A hereto). This summary may not contain all of the information that is important to you. Shareholders should read the entire Prospectus/Proxy Statement for more complete information.

The Proposed Reorganization

The Board of Directors considered and approved the Reorganization at a meeting of the Board held on September 15-17, 2009. The Reorganization would combine the Acquired Fund into the Acquiring Fund. The Reorganization is proposed to be accomplished pursuant to the Reorganization Plan, which provides for the acquisition of all the assets of the Acquired Fund by the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Acquired Fund’s liabilities.

If the Reorganization is approved, the Acquired Fund will cease to exist and the shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You will receive shares of the Acquiring Fund with the same total value as the Acquired Fund shares you hold as of the closing date of the Reorganization. If you own Class A, Class C, Class R or Class Y shares of the Acquired Fund, you will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund. If you own Class B shares of the Acquired Fund, you will receive Class A shares of the Acquiring Fund.

The Funds have similar, but not identical, investment objectives. The Acquired Fund’s objective is to provide investors with high current income to the extent consistent with preservation of capital. The Acquiring Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital.

The investment strategies of the Funds are similar in some respects, but the Acquiring Fund generally may invest in a wider variety of securities as a principal investment strategy. Both Funds invest primarily in securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). However, the Acquired Fund invests primarily in mortgage-related U.S. government securities, whereas the Acquiring Fund invests primarily in mortgage-related and non-mortgage related U.S. government securities, including U.S. Treasury obligations. Each Fund may also invest to a certain extent in debt securities that are not U.S. government securities. Again, the range of non-U.S. government debt securities in which the Acquiring Fund invests as a principal investment strategy is somewhat broader. The Acquired Fund may invest up to 20% of its total asset in non-U.S. government debt obligations, including, as a principal investment strategy, asset-backed securities and residential and commercial mortgage-backed securities. The Acquiring Fund may invest up to 10% of its total assets in non-U.S. government debt obligations, including, as a principal investment strategy, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations and municipal securities. There are also some differences in investment techniques utilized by the Funds. The Acquiring Fund may invest up to 10% of its total assets in dollar roll transactions while the Acquired Fund does not enter into dollar roll transactions as a principal investment strategy. Each Fund may lend securities representing up to one-third of the value of its total assets. Each Fund may also enter into derivative transactions. The Acquired Fund, however, may enter into a broad array of derivative transactions, including options, futures contracts, options on futures contracts, interest rate caps, collars and floors, swap agreements and options on swap agreements, whereas the Acquiring Fund is limited to utilizing futures contracts and options on futures contracts. Finally, effective maturities of the Funds’ portfolios are similar. The Acquired Fund attempts to maintain a weighted average effective maturity of ten years or less, and the Acquiring Fund attempts to maintain a weighted average effective maturity of between three and ten years.

The Funds are subject to some of the same risks, including active management risk, credit risk, derivative instrument risk, income risk, interest rate risk, mortgage- and asset-backed securities risk, and securities lending risk. Each Fund is subject to credit risk, but the Acquiring Fund is subject to additional credit risks because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy. Similarly, while both Funds are subject to derivative instrument risk, the Acquired Fund is subject to additional risks because of its ability to invest in certain derivatives in which the Acquiring Fund may not invest. The Acquiring Fund is also subject to additional risks related to its ability to invest in dollar roll transactions and to call risk because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy. For more complete information regarding the investment objectives, principal investment strategies and principal risk factors of the Acquired Fund compared with those of the Acquiring Fund, please refer to the “Summary — Comparison of Fund Investment Objectives and Investment Strategies” and “Principal Risk Factors” sections below.

The Acquired Fund and the Acquiring Fund currently offer Class A, Class C, Class R and Class Y shares. The Acquired Fund also currently offers Class B shares, but only through permitted exchanges. The Class C, Class R and Class Y shares of the Acquired Fund have identical characteristics to the Class C, Class R and Class Y shares, respectively, of the Acquiring Fund for which they will be exchanged. The Class A shares of the Acquired Fund have identical characteristics to the Class A shares of the Acquiring Fund, except the Acquired Fund imposes a maximum sales charge of 4.25% on purchases of Class A shares and the Acquiring Fund imposes a maximum sales charge of 2.25% on purchases of Class A shares. Investors in each Fund may qualify for reduced sales charges on purchases of Class A shares. The difference in sales charges for Class A shares will only affect current Acquired Fund shareholders if they purchase additional shares of the Acquiring Fund after the consummation of the Reorganization. Class B shares of the Acquired Fund are subject to a deferred sales charge of up 5.00% for redemptions made within six years of purchase. Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund and will not be subject to a deferred sales charge on their Class A shares. In addition, whereas the Acquired Fund Class B shares pay a 1.00% distribution and/or service (12b-1) fee, the Acquiring Fund Class A shares pay a 0.25% 12b-1 fee. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other First American funds or to receive dividends and other distributions. No sales charges will be imposed on the issuance of the Acquiring Fund’s shares as a result of the Reorganization. For more information about the characteristics of the Funds’ different share classes, see “Additional Information about the Funds” below.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization.

As described more fully below under “Information about the Reorganization — Reasons for the Reorganization,” the Board of Directors, which is composed solely of directors who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Reorganization Plan for approval by the Acquired Fund’s shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Comparison of Fund Expenses

As an investor, you pay fees and expenses to buy and hold shares of a Fund. Shareholder fees are paid directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses that you may pay for buying and holding Class A, Class C, Class R and Class Y shares of the Acquired Fund and the Acquiring Fund and Class B shares of the Acquired Fund. The “Unaudited Pro Forma Combined Acquiring Fund” column in each table below shows you what the fees and expenses are estimated to be, assuming the Reorganization is approved.

The tables below also compare the annual fund operating expenses as a percentage of average daily net assets for each Fund for its fiscal year ended June 30, 2009 and unaudited pro forma expenses, based on the annual fund operating expenses for the Acquiring Fund’s shares.

Shareholder Fees1 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)						Maximum Deferred Sales Charge (Load) (as a percentage of Original Purchase Price or Redemption Proceeds, Whichever is Less)
	Class A2	Class B		Class C	Class R	Class Y	Class A3	Class B		Class C	Class R	Class Y
Acquired Fund	4.25%	None		None	None	None	None	5.00%		1.00%	None	None
Acquiring Fund	2.25%	N/A	[4]	None	None	None	None	N/A	[4]	1.00%	None	None
Unaudited Pro Forma Combined Acquiring Fund	2.25%	N/A	[4]	None	None	None	None	N/A	[4]	1.00%	None	None

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An annual account maintenance fee of $15 may be charged under certain circumstances. See “Policies and Services — Purchasing, Redeeming, and Exchanging Shares — Additional Information on Purchasing, Redeeming, and Exchanging Shares — Accounts with Low Balances” in the Funds’ prospectuses.

[2]

Investors may qualify for reduced sales charges. Generally, Class A share investments will qualify for a reduced sales charge if the amount of the purchase is from $50,000 to $999,999, and the sales charge will be eliminated if the purchase is $1 million or more.

[3]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge if they are sold within 18 months of purchase.

[4]	The Acquiring Fund does not offer Class B shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Class A	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3], 4	Less Fee Waivers[5]	Net Expenses[5]
Acquired Fund	0.50%	0.25%	0.48%	0.01%	1.24%	(0.28)%	0.96%
Acquiring Fund	0.50%	0.25%[1]	0.40%	0.01%	1.16%	(0.40)%[1]	0.76%[1]
Unaudited Pro Forma Combined Acquiring Fund	0.50%	0.25%[1]	0.42%	0.01%	1.18%	(0.42)%[1]	0.76%[1]

Class B	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3], 4	Less Fee Waivers[5]	Net Expenses[5]
Acquired Fund	0.50%	1.00%	0.48%	0.01%	1.99%	(0.28)%	1.71%

Class C	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3], 4	Less Fee Waivers[5]	Net Expenses[5]
Acquired Fund	0.50%	1.00%	0.48%	0.01%	1.99%	(0.28)%	1.71%
Acquiring Fund	0.50%	1.00%	0.40%	0.01%	1.91%	(0.30)%	1.61%
Unaudited Pro Forma Combined Acquiring Fund	0.50%	1.00%	0.37%	0.01%	1.88%	(0.37)%	1.51%

Class R	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3], 4	Less Fee Waivers[5]	Net Expenses[5]
Acquired Fund	0.50%	0.50%	0.48%	0.01%	1.49%	(0.28)%	1.21%
Acquiring Fund	0.50%	0.50%	0.40%	0.01%	1.41%	(0.30)%	1.11%
Unaudited Pro Forma Combined Acquiring Fund	0.50%	0.50%	0.38%	0.01%	1.39%	(0.38)%	1.01%

Class Y	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund (i.e., underlying funds) Fees and Expenses[2]	Total Annual Fund Operating Expenses[3], 4	Less Fee Waivers[5]	Net Expenses[5]
Acquired Fund	0.50%	None	0.48%	0.01%	0.99%	(0.28)%	0.71%
Acquiring Fund	0.50%	None	0.40%	0.01%	0.91%	(0.30)%	0.61%
Unaudited Pro Forma Combined Acquiring Fund	0.50%	None	0.28%	0.01%	0.79%	(0.18)%	0.61%

[1]	The distributor has contractually agreed to limit its Class A 12b-1 fees for the Acquiring Fund to 0.15% through October 31, 2010.

[2]

In addition to the Funds’ total annual operating expenses that the Funds bear directly, the Funds’ shareholders indirectly bear the expenses of any other investment companies in which the Funds invest.

[3]

Total Annual Fund Operating Expenses are based on each respective Fund’s most recently completed fiscal year, absent any expense reimbursements or fee waivers. The Funds’ most recent annual report and financial highlights reflect the operating expenses of the Funds and do not include Acquired Fund (i.e., underlying funds) Fees and Expenses.

[4]

Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the Advisor. U.S. Bank receives fees of up to 25% of each Fund’s net income from securities lending transactions in connection with the lending services it provides each Fund.

[5]

The Advisor has contractually agreed to waive fees and reimburse other fund expenses for the Acquired Fund through October 31, 2010 so that annual fund operating expenses, after waivers and excluding acquired fund (i.e. underlying funds) fees and expenses, do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively for Class A, Class B, Class C, Class R, and Class Y shares. The Advisor has contractually agreed to waive fees and reimburse other fund expenses for the Acquiring Fund through October 31, 2010 so that annual fund operating expenses, after waivers and excluding acquired fund (i.e. underlying funds) fees and expenses, do not exceed 0.75%, 1.60%, 1.10%, and 0.60%, respectively for Class A, Class C, Class R, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010 at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Board of Directors.

Examples of Fund Expenses

The examples below are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund, as well as the combined fund on a pro forma basis, assuming the Reorganization takes place. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Funds’ operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expense tables above are only reflected in the first year of each of the following time periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$519	$775	$1,051	$1,838
Acquiring Fund	$301	$546	$811	$1,567
Unaudited Pro Forma Combined Acquiring Fund	$301	$551	$820	$1,588

Class B	1 Year	3 Years	5 Years	10 Years
Acquired Fund (assuming redemption at end of period)	$674	$997	$1,247	$2,100
Acquired Fund (assuming no redemption at end of period)	$174	$597	$1,047	$2,100

Class C	1 Year	3 Years	5 Years	10 Years
Acquired Fund (assuming redemption at end of period)	$274	$597	$1,047	$2,294
Acquiring Fund (assuming redemption at end of period)	$264	$571	$1,004	$2,208
Unaudited Pro Forma Combined Acquiring Fund (assuming redemption at end of period)	$254	$555	$982	$2,171
Acquired Fund (assuming no redemption at end of period)	$174	$597	$1,047	$2,294
Acquiring Fund (assuming no redemption at end of period)	$164	$571	$1,004	$2,208
Unaudited Pro Forma Combined Acquiring Fund (assuming no redemption at end of period)	$154	$555	$982	$2,171

Class R	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$123	$444	$787	$1,756
Acquiring Fund	$113	$417	$743	$1,665
Unaudited Pro Forma Combined Acquiring Fund	$103	$403	$724	$1,636

Class Y	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$73	$287	$520	$1,188
Acquiring Fund	$62	$260	$475	$1,092
Unaudited Pro Forma Combined Acquiring Fund	$62	$234	$421	$961

Comparison of Fund Investment Objectives and Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Please review the table carefully.

As described below, the investment objective of the Acquired Fund is similar to the investment objective of the Acquiring Fund. A Fund’s objective may be changed without shareholder approval. If a Fund’s objective changes, you would be notified at least 60 days in advance. Please remember, there is no guarantee that either Fund will achieve its objective.

A Fund’s principal investment strategies are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s objective. You should be aware that each Fund may also use strategies to invest in securities that are not described in this Prospectus/Proxy Statement but that are described in its prospectus and/or SAI.

	Acquired Fund	Acquiring Fund
Investment Objective:	The Acquired Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital.	The Acquiring Fund’s objective to provide investors with current income to the extent consistent with the preservation of capital.

Principal Investment Strategies:	Under normal market conditions, the Acquired Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association (the “FNMA”), and the Federal Home Loan Mortgage Corporation (the “FHLMC”).

Under normal market conditions, the Acquiring Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the following:

•   U.S. Treasury obligations.

•   Mortgage-backed securities issued by the Government National Mortgage Association, the FNMA, and the FHLMC.

•   Non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

The Acquired Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities and residential and commercial mortgage-backed securities.	The Acquiring Fund may invest up to 10% of its total assets, collectively, in non-U.S. government debt obligations, including asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Advisor.

To generate additional income, the Acquiring Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Acquiring Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

When selecting securities for the Acquired Fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions, then at individual securities.	In selecting securities for the Acquiring Fund, Fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, Acquiring Fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

Under normal market conditions, the Acquired Fund attempts to maintain a weighted average effective maturity of ten years or less.	Under normal market conditions, the Acquiring Fund attempts to maintain a weighted average effective maturity between 3 and ten years and an effective duration between 2.5 and 7 years.

The Acquired Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.	The Acquiring Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

The Acquired Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; interest rate; total return and credit default swap agreements; and options on the foregoing types of swap agreements. The Acquired Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Acquired Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Acquired Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Acquired Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.	The Acquiring Fund may utilize futures contracts and options on futures contracts. The Acquiring Fund may enter into futures contracts and options thereon that are traded on domestic or foreign securities exchanges, boards of trade, or similar entities, or in the over-the-counter market. The Acquiring Fund may use futures transactions in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a futures contract or an option on a futures contract is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Acquiring Fund enters into a futures transaction for speculative purposes, the Fund will be fully exposed to the risks of loss of that future or option, which may sometimes be greater than its cost. The Acquiring Fund may not use futures or options on futures to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Additional Investment Strategies and Policies

In addition to the principal investment strategies of each Fund described above, each Fund may also engage in other types of investment practices, including:

Temporary Investments.    In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the Advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a Fund from achieving its investment objective.

Portfolio Turnover.    Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities. The “Financial Highlights” section of this Prospectus/Proxy Statement shows each Fund’s historical portfolio turnover rate.

Fundamental and Non-Fundamental Investment Restrictions. The Funds are subject to the same fundamental and non-fundamental investment restrictions, as set forth in the Funds’ SAI. Fundamental investment restrictions cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, as defined in the 1940 Act. Non-fundamental investment restrictions may be changed by the Board without a shareholder vote.

Additional information about each Fund’s investment strategies is set forth in each Fund’s prospectus and the Funds’ SAI. The Acquiring Fund’s prospectus is enclosed with this Prospectus/Proxy Statement. The Funds’ SAI is available upon request by calling (800) 677-3863.

Performance Comparison of the Funds

The performance information below compares the performance of the Acquired Fund to that of the Acquiring Fund. The bar charts and tables illustrate the variability of each Fund’s performance over time. Of course, past performance (before and after taxes) is not an indication of future results.

Performance of the Acquiring Fund is based on the Fund’s objective and investment strategies prior to August 31, 2009. Prior to August 31, 2009, the Acquiring Fund was required to invest only in securities producing income exempt from state income tax. As a result, the Acquiring Fund could invest only in U.S. Treasury obligations and a small number of agency securities. The investment objective and principal investment strategies of the Acquiring Fund were changed effective August 31, 2009 to allow for investment in the full range of U.S. government securities, including mortgage-related securities. As a result, any comparison of the performance of the Acquiring Fund and the Acquired Fund may not be particularly meaningful.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures.

The tables compare the performance for each share class of the Funds over different time periods, before and after taxes, to that of the respective Fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and Fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. For Class A shares, the tables include returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the tables only include returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. The inception date of Class C and Class R shares of the Acquiring Fund was October 28, 2009, so they are not shown in the table below. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your tax situation and may differ from the returns shown below. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar charts and tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each Fund’s performance would be reduced.

Acquired Fund

Average Annual Total Returns as of 12/31/08[2]	Inception Date	One Year	Five Years	Ten Years	Since Inception (Class C)
Class A (return before taxes)	6/2/88	(7.99)%	1.05%	3.31%	N/A
Class A (return after taxes on distributions)		(9.58)%	(0.54)%	1.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(5.17)%	(0.01)%	1.72%	N/A
Class B (return before taxes)	5/11/95	(9.30)%	0.66%	2.96%	N/A
Class C (return before taxes)	9/24/01	(5.56)%	1.17%	N/A	1.95%
Class R (return before taxes)	6/7/94	(4.26)%	1.69%	3.60%	N/A
Class Y (return before taxes)	2/1/91	(3.67)%	2.19%	3.98%	N/A
Barclays Capital Mortgage-Backed Securities Index[3] (reflects no deduction for fees, expenses or taxes)		8.34%	5.54%	6.04%	5.50%

[1]	Total return for the period from 1/1/09 through 9/30/09 was 9.88%.

[2]

Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc., which merged into the Acquired Fund on that date. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

[3]

An unmanaged index comprised of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Acquiring Fund

Average Annual Total Returns as of 12/31/08	Inception Date	One Year	Five Years	Since Inception
Class A (return before taxes)	10/25/02	6.87%	4.16%	3.88%
Class A (return before taxes)		5.72%	2.77%	2.18%
Class A (return after taxes on distributions)		4.42%	2.78%	2.44%
Class Y (return before taxes)	10/25/02	9.45%	4.80%	4.41%
Barclays Capital Intermediate Treasury Bond Index[2] (reflects no deduction for fees, expenses or taxes)		11.35%	5.38%	4.98%
Barclays Capital Intermediate Government Bond Index[3] (reflects no deduction for fees, expenses or taxes)		10.43%	5.30%	4.97%

[1]	Total return for the period from 1/1/09 through 9/30/09 was 0.01%.

[2]	An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and ten years.

[3]

Previously, the Acquiring Fund used the Barclays Capital Intermediate Treasury Bond Index as a benchmark. Going forward, the Acquiring Fund’s performance will be compared to the Barclays Capital Intermediate Government Bond Index because it more closely reflects the Fund’s investment universe. The Barclays Capital Intermediate Government Bond Index is an unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between one and ten years.

Additional Performance Information

Information concerning the factors that materially affected the performance of each Fund during its fiscal year ended June 30, 2009 is excerpted from the Funds’ annual report for such year and included in “Management’s Discussion of Fund Performance” below.

Form of Organization

Each Fund is a separate diversified series of FAIF, a Maryland corporation that is registered as an open-end management investment company under the 1940 Act. FAIF was incorporated in the State of Maryland on August 20, 1987, under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.” FAIF is organized as a series fund and currently issues 40 series, including each Fund. Each series of shares represents a separate investment portfolio with its own investment objective and policies.

Investment Advisory Services

Each Fund has the same investment advisor, FAF Advisors, Inc. Pursuant to an Investment Advisory Agreement with FAIF, the Advisor manages each Fund’s business and investment activities, subject to the authority of the Board of Directors.

The Advisor is located at 800 Nicollet Mall, Minneapolis, MN 55402. The Advisor is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp). The Advisor provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2009, the Advisor had more than $100 billion in assets under management, including investment company assets of more than $85 billion.

Chris J. Neuharth has served as the primary portfolio manager for the Acquired Fund since September 2001 and Jason J. O’Brien has co-managed the Acquired Fund since October 2001. Wan-Chong Kung has served as the primary portfolio manager for the Acquiring Fund since November 2002. Chris J. Neuharth and Jason J. O’Brien have co-managed the Acquiring Fund since August 2009.

Portfolio Manager Biographies

Wan-Chong Kung, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry in 1992 and joined FAF Advisors in 1993.

Chris J. Neuharth, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry in 1981 and rejoined FAF Advisors in 2000.

Jason J. O’Brien, CFA, Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1993.

Operations of the Acquiring Fund Before and After the Reorganization

Based on its review of each Fund’s investment portfolio as of September 30, 2009, the Advisor believes that the vast majority of the assets held by the Acquired Fund will be consistent with the Acquiring Fund’s investment objective and policies and thus can be transferred to and held by the Acquiring Fund if the Reorganization Plan is approved for the Acquired Fund. However, as of September 30, 2009, the Acquired Fund held securities representing approximately 1.5% of its net assets which are rated below investment grade and therefore are not eligible for investment by the Acquiring Fund. Prior to the Reorganization, the Acquired Fund will be required to sell any assets that it holds that the Acquiring Fund is not allowed to hold. The proceeds of those sales would be held in temporary investments or reinvested in assets that the Acquiring Fund may hold. The possible need for the Acquired Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in the Acquired Fund realizing losses that would not otherwise have been realized. Alternatively, these sales could result in the Acquired Fund realizing gains that would not otherwise have been realized, the net proceeds of which would be included in a distribution to its shareholders prior to the Reorganization.

After the Reorganization, and in response to prevailing market conditions at such time, it is possible that the Acquiring Fund will make changes in portfolio holdings in an effort to adjust its portfolio or to respond to other market conditions. This may result in increased trading of securities, which may produce capital gains taxable to shareholders upon distribution and may result in increased trading costs for the Acquiring Fund.

Federal Income Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, FAIF will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders will not recognize taxable gain or loss as a direct result of the Reorganization. Each Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate tax basis in the Acquired Fund shares the shareholder constructively exchanges therefor, and the shareholder’s holding period for those Acquiring Fund shares will include its holding period for those Acquired Fund shares. In addition, the Acquiring Fund’s aggregate tax basis in the assets it receives from the Acquired Fund will be the same as the latter’s aggregate tax basis therein, and the Acquiring Fund’s holding period for those assets will include the Acquired Fund’s holding period therefor immediately before the Reorganization.

If the Acquired Fund sells securities prior to the closing of the Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that the Acquired Fund must make to its shareholders prior to that closing. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. See “Information about the Reorganization — Federal Income Tax Considerations” below for more detailed information about federal income tax considerations.

PRINCIPAL RISK FACTORS

As indicated above, the investment objective of the Acquired Fund is similar to the investment objective of the Acquiring Fund. The Funds are subject to some of the same risks, but each Fund is also subject to some risks to which the other Fund is not subject, or is not subject to the same degree or in the same manner. Set forth below are the principal risks of investing in the Acquired Fund and the Acquiring Fund. For both of the Funds, the value of your investment will change daily, which means you could lose money.

Risks Applicable to Both Funds

The following risks are applicable to both the Acquired Fund and the Acquiring Fund:

Active Management Risk.    Each Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions which are suited to achieving such Fund’s investment objective. Due to its active management, a Fund could underperform its benchmark or other mutual funds with similar investment objectives.

Credit Risk.    Each Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a Fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for a fund to sell. When a Fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

The Funds invest primarily in U.S. government securities, which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. The Funds attempt to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

The Acquiring Fund is subject to additional credit risks to which the Acquired Fund is not subject because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy.

Derivative Instrument Risk.    A small investment in derivatives could have a potentially large impact on a Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. For example, in a credit default swap, the Advisor may not correctly evaluate the creditworthiness of the company or companies on which the swap is based. Furthermore, when the Acquired Fund sells protection in a credit default swap, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

The Acquired Fund may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Income Risk.    Each Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” below, or prepaid, see “Mortgage- and Asset-Backed Securities Risk” below), in lower-yielding securities.

Interest Rate Risk.    Debt securities in the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

Mortgage- and Asset-Backed Securities Risk.    Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Securities Lending Risk.    When a Fund loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. If the borrower fails to return the loaned securities, a Fund could suffer a loss if the value of the invested collateral is insufficient to purchase replacement securities.

Risks Applicable to the Acquiring Fund Only

Call Risk.    The Acquiring Fund may invest in corporate debt obligations and municipal securities, which are subject to call risk. Bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Acquiring Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The Acquiring Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Dollar Roll Transaction Risk.    In a dollar roll transaction, the Acquiring Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Acquiring Fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the Fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the Acquiring Fund may depend upon the Advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the Acquiring Fund increases the amount of the Fund’s assets that are subject to market risk, which could increase the volatility of the price of the Fund’s shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Distribution of Shares

Each Fund has Class A, Class C, Class R and Class Y shares outstanding. The Acquired Fund also has Class B shares outstanding. As of June 30, 2008, the Acquired Fund did not permit new or additional investments in Class B shares except through permitted exchanges. Acquired Fund Class B shareholders will receive Acquiring Fund Class A shares in the Reorganization.

The distribution arrangements applicable to the Class C, Class R and Class Y shares of the Acquired Fund are identical to the distribution arrangements applicable to the Class C, Class R and Class Y shares, respectively, of the Acquiring Fund. The distribution arrangements applicable to the Class A shares of the Funds are identical, except that the Acquired Fund imposes a higher front-end sales charge (and thus pays a greater percentage to financial intermediaries) on purchases of Class A shares up to $999,999 than the Acquiring Fund does. There is no initial sales charge on Class A share purchases of $1 million or more. Quasar Distributors, LLC (the “Distributor”) serves as the distributor for the Funds’ shares. The Distributor is a wholly owned subsidiary of U.S. Bancorp. The Distributor receives any front-end sales charges or contingent deferred sales charges paid in connection with the purchase or sale of Fund shares, as disclosed above under “Summary — Comparison of Fund Expenses,” and any fees paid by the Funds pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”).

FAIF has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) that applies to the Class A, Class C and Class R shares of the Acquired Fund and the Acquiring Fund and to Class B shares of the Acquired Fund. Under the Distribution Plan, a Fund pays to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A, Class B, Class C, and Class R shares. However, the Distributor has agreed to limit its Class A share 12b-1 fee for the Acquiring Fund to 0.15% through October 31, 2010. Therefore, the Distributor will proportionately reduce the annual fee that it pays to intermediaries in connection with their sales of Class A shares of the Acquiring Fund. The Distributor uses the shareholder servicing fees to compensate financial intermediaries for administrative services performed on behalf of the intermediaries’ customers. These intermediaries receive shareholder servicing fees of up to 0.25% of a Fund’s Class A, Class B, Class C and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the Distributor begins to pay shareholder servicing fees to intermediaries immediately after a shareholder purchases shares. For Class B and Class C shares, the Distributor begins to pay shareholder servicing fees to intermediaries one year after a shareholder purchases shares, but only if the shareholder still holds the shares at that time.

The Funds also pay the Distributor a distribution fee under the Distribution Plan equal to 0.75% of a Fund’s Class C shares and 0.25% of a Fund’s Class R shares. The Acquired Fund pays the Distributor a distribution fee under the Distribution Plan equal to 0.75% of the Fund’s Class B shares. The Distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The Distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee beginning immediately after a shareholder purchases the shares. The Distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as the shareholder holds the shares. The Distributor receives no sales charges or 12b-1 fees for distribution of the Class Y Shares.

In addition to the 12b-1 fees paid by the Funds, the Advisor and/or the Distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amount of these payments may be significant, and may create an incentive for an intermediary or its representatives to recommend or sell shares of the Fund to an investor. These payments are not reflected in the fees and expenses listed above under “Summary — Comparison of Fund Expenses” because they are not paid by the Funds.

For more complete information concerning the distribution arrangements applicable to the Funds, including applicable fees and expenses, please see the Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund’s prospectus and the Funds’ SAI. For a copy the Funds’ SAI, which is incorporated by reference herein, call Investor Services at (800) 677-3863.

Purchase and Redemption Procedures and Exchange Privileges

The purchase and redemption procedures for the Acquired Fund are identical to those of the Acquiring Fund. Shares of the Funds may be purchased or redeemed on any day when the New York Stock Exchange is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. The purchase or redemption price for Fund shares will be based on that day’s net asset value per share if the order is received in proper form by the Funds, or an investment professional or financial institution authorized to accept orders on the Funds’ behalf, prior to the time the Funds calculate their net asset values.

Purchases of Class A shares are made at net asset value plus a front-end sales charge, which is reduced for larger purchases. As described above in “Summary — Comparison of Fund Expenses” and in the Funds’ prospectus, the Class A front-end sales charges for purchases of $999,999 or less are higher for the Acquired Fund than for the Acquiring Fund. There is no front-end sales charge on Class A share purchases of $1 million or more, but shareholders may be assessed a contingent deferred sales charge (“CDSC”) of 1% if they sell their shares within 18 months.

Class B shares of the Acquired Fund, which are no longer available for investment – other than in connection with permitted exchanges from Class B shares of another First American fund – previously could be purchased at net asset value without a front-end sales charge. However, shares redeemed within six years of purchase are subject to a CDSC which declines from 5% in the first year to 1% in the sixth year of the value of the shares at the time of purchase or at the time of redemption, whichever is less. Class B shares automatically convert to Class A shares eight years after the beginning of the month in which the shares were purchased.

Class C shares can be purchased at net asset value without a front-end sales charge. However, if shares are redeemed within 12 months of purchase, shareholders are assessed a contingent deferred sales charge of 1% of the value of the shares at the time of purchase or at the time of redemption, whichever is less.

Class R shares and Class Y shares are sold at their net asset value per share without either a front-end sales charge or a CDSC.

Exchange privileges for the Acquired Fund are identical to those for the Acquiring Fund. Shares of the Funds generally may be exchanged for the same class of shares in any other First American fund, with certain exceptions, including:

•	Class A shares may be exchanged for Class Y shares of the same Fund or another First American fund if the shareholder subsequently becomes eligible to purchase Class Y shares.

•	If a shareholder is no longer eligible to hold Class Y shares, the shareholder may exchange those shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each Fund at the time of the exchange. When Class A shares of a Fund are exchanged for Class A shares of another First American fund, there is no front-end sales charge. When Class B or Class C shares are exchanged for Class B or Class C shares of another First American fund, the time the shareholder held the shares of the “old” fund is added to the time the shareholder holds the shares of the “new” fund for purposes of determining the CDSC or, in the case of Class B Shares, calculating when the shares convert to Class A shares.

A Fund may change or cancel its exchange policies at any time. The Funds have the right to limit exchanges that are deemed to constitute short-term trading.

For more complete information concerning purchase and redemption procedures and exchange privileges, please see the Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus, the Acquired Fund’s prospectus, and the Funds’ SAI. For a copy of the Funds’ SAI, which is incorporated by reference herein, call Investor Services at (800) 677-3863.

Dividends and Other Distributions

Dividends from a Fund’s net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. Generally, a Fund shareholder will begin to earn dividends on the next business day after the Fund receives the shareholder’s payment and will continue to earn dividends through the business day immediately preceding the day the fund pays the shareholder’s redemption proceeds. Dividends and capital gain distributions are reinvested in additional shares of the same Fund, unless the shareholder requests that distributions be reinvested in another First American fund or paid in cash.

Taxes

Taxes on Distributions.    Each Fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, Fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless a shareholder’s investment is in an IRA or other tax-advantaged account).

Dividends from a Fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of a Fund’s long-term capital gains are taxable as long-term gains, regardless of how long a shareholder has held his or her shares. The Funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Taxes on Transactions.    The sale of Fund shares, or the exchange of a Fund’s shares for shares of another First American fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if the shareholder has held his or her shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same Fund will not be taxable.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The terms and conditions under which the proposed Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Reorganization Plan provides for (a) the Acquiring Fund’s acquisition, as of the close of business on the date of the closing of the Reorganization or such other time that FAIF determines (the “Effective Time”), of all the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all the Acquired Fund’s liabilities and (b) the distribution of those shares, by class, to the Acquired Fund’s shareholders.

The Acquired Fund’s assets to be acquired by the Acquiring Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund’s books, and other property the Acquired Fund owns at the Effective Time. The Acquiring Fund will assume from the Acquired Fund all its liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that the Acquired Fund will use its best efforts to discharge all its known liabilities before the Effective Time.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund and the net asset value (“NAV”) per share of each class of the Acquiring Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the date of the Reorganization’s closing, using the valuation procedures described in the Funds’ prospectuses and SAI. The Acquired Fund’s net asset value will be the value of its assets as so determined, less the amount of its liabilities determined as of the close of such trading.

At, or as soon as practicable after, the Effective Time, the Acquired Fund will distribute, by class, the Acquiring Fund shares it receives in the Reorganization pro rata to its shareholders of record as of the Effective Time, so that each shareholder will receive a number of full and fractional Acquiring Fund shares of the same class (except that Acquired Fund Class B shareholders will receive Class A shares of the Acquiring Fund) that is equal in aggregate value to the shareholder’s Acquired Fund shares. The shares will be distributed by opening accounts on the Acquiring Fund’s books in the names of the shareholders and by transferring to those accounts the shares previously credited to the Acquired Fund’s account on those books. Fractional Acquiring Fund shares will be rounded to the third decimal place. The Acquired Fund will be terminated as soon as practicable after the share distribution.

Because Acquiring Fund shares will be issued at their NAV in exchange for the net assets of the Acquired Fund, the aggregate value of the Acquiring Fund shares issued to shareholders in the Reorganization will equal the aggregate value of the Acquired Fund shares they surrender. The NAV per share of each class of the Acquiring Fund will be unchanged by the Reorganization. Thus, the Reorganization will not result in dilution of any shareholder’s interest.

In determining any future contingent deferred sales charges applicable to Class C Acquiring Fund shares issued in the Reorganization, the Acquiring Fund will give each holder thereof credit for the period during which the holder held the corresponding Class C Acquired Fund shares in exchange for which the Acquiring Fund shares were issued. If Class A Acquiring Fund shares are issued in a Reorganization to shareholders that formerly held Class A Acquired Fund shares with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, then, in determining whether a deferred sales charge is payable on the sale of those Class A Acquiring Fund shares, the Acquiring Fund will give the holder thereof credit for the period during which the holder held those Acquired Fund shares.

Any transfer taxes payable on the issuance of Acquiring Fund shares in a name other than that of the registered shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Fund to a public authority will continue to be its responsibility until it is dissolved.

The Advisor will bear the entire cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation.

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by FAIF. FAIF may amend the Reorganization Plan in any manner without shareholder approval, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the Acquired Fund’s shareholders. The Board of Directors may terminate the Reorganization Plan if circumstances should develop that, in the good faith opinion of the Board, make proceeding with the Reorganization not in the best interest of the shareholders of either Fund. In addition, FAIF’s Bylaws and Articles as a mechanical matter require an amendment to FAIF’s Articles in order for the proposed Reorganization to be effected.

Reasons for the Reorganization

The Board of Directors considered and unanimously approved the Reorganization at an in-person meeting held on September 15-17, 2009. In approving the Reorganization, the Board, which is composed solely of Independent Directors, determined that the Reorganization is in the best interests of each Fund’s shareholders and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered a number of factors, including the following:

•

Similarities and differences in the Funds’ investment objectives and principal investment strategies:    The Board considered that the investment objective of the Acquired Fund is similar to the investment objective of the Acquiring Fund, but they are not identical. The Acquired Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital. The Acquiring Fund’s objective is to provide investors with current income to the extent consistent with preservation of capital. Thus, the Acquired Fund generally seeks higher current income than the Acquiring Fund. The

Board noted that the Funds’ principal investment strategies are similar in some respects, but that the Acquiring Fund invests in a wider variety of securities as a principal investment strategy. Both Funds invest primarily in securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities.”) However, the Acquired Fund invests primarily in mortgage-related U.S. government securities, whereas the Acquiring Fund invests primarily in mortgage-related and non-mortgage related U.S. government securities, including U.S. Treasury obligations. Each Fund may also invest to a certain extent in debt securities that are not U.S. government securities. Again, the range of non-U.S. government debt securities in which the Acquiring Fund invests as a principal investment strategy is somewhat broader. The Acquired Fund may invest up to 20% of its total asset in non-U.S. government debt obligations, including, as a principal investment strategy, asset-backed securities and residential and commercial mortgage-backed securities. The Acquiring Fund may invest up to 10% of its total assets in non-U.S. government debt obligations, including, as a principal investment strategy, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations and municipal securities. There are also some differences in investment techniques utilized by the Funds. The Acquiring Fund may invest up to 10% of its total assets in dollar roll transactions while the Acquired Fund does not enter into dollar roll transactions as a principal investment strategy. Each Fund may lend securities representing up to one-third of the value of its total assets. Each Fund may also enter into derivative transactions. The Acquired Fund, however, may enter into a broad array of derivative transactions, including options, futures contracts, options on futures contracts, interest rate caps, collars and floors, swap agreements and options on swap agreements, whereas the Acquiring Fund is limited to utilizing futures contracts and options on futures contracts. Finally, effective maturities of the Funds’ portfolios are similar. The Acquired Fund attempts to maintain a weighted average effective maturity of ten years or less, and the Acquiring Fund attempts to maintain a weighted average effective maturity of between three and ten years.

•

The Funds’ relative risks:    The Board considered that the Funds are subject to some of the same risks, including active management risk, credit risk, derivative instrument risk, income risk, interest rate risk, mortgage- and asset-backed securities risk, and securities lending risk. The Board noted other differences in the risks to which the Funds are subject, including the following. Each Fund is subject to credit risk, but the Acquiring Fund is subject to additional credit risks because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy. Similarly, both Funds are subject to derivative instrument risk but the Acquired Fund is subject to additional risks because of its ability to invest in certain derivatives in which the Acquiring Fund may not invest. The Acquiring Fund is also subject to additional risks related to its ability to invest in dollar roll transactions and to call risk because of its ability to invest in corporate debt obligations and municipal securities as a principal investment strategy.

•

The Funds’ relative sizes and growth potential:    The Board noted that the Acquired Fund and the Acquiring Fund are similar in size, so the Reorganization would result in a combined fund that has roughly twice the amount of assets under management than either Fund currently has. Combining the Funds will result in a larger fund that potentially can be more efficiently managed and which may benefit from economies of scale. The Board considered that whereas the Acquired Fund has experienced $56 million in net outflows for the three-year period ended June 30, 2009, the Acquiring Fund experienced $58 million in net inflows over the same period; thus, the Acquiring Fund’s growth prospects appear to be better.

•

The Funds’ relative investment performance:    The Board considered that the Acquiring Fund has produced better returns over the one-year, three-year and five-year periods ended July 31, 2009. The Acquired Fund did, however, have a yield of 5.28% as of July 31, 2009, compared with the Acquiring Fund’s yield of 1.70%. In addition, for the three-month period ended July 31, 2009 the Acquired Fund outperformed the Acquiring Fund as a result of strong performance of mortgage-related securities held by the Acquired Fund. The Board observed, however, that any comparison of the performance of the Acquiring Fund and the Acquired Fund may not be particularly meaningful because the Acquiring Fund changed its investment objective and principal investment strategies on August 31, 2009, and the performance information considered by the Board was achieved prior to this change.

•

The Funds’ relative expenses:    The Board considered that the Acquiring Fund’s expenses, both before and after expense waivers or reimbursements, were lower than those of the Acquired Fund for each Fund’s most recently completed fiscal year and are expected to remain lower after the Reorganization. The Board also noted that gross expenses of the Acquiring Fund after the Reorganization are expected to be lower than prior to the Reorganization, and that the Advisor will continue current contractual waivers for the Acquiring Fund through at least October 31, 2010.

•

The portfolio composition of the Funds:    The Board noted that, when it approved the Reorganization, the vast majority of securities held by the Acquired Fund were eligible for investment by the Acquiring Fund. It also noted that, as of the date the Board approved the Reorganization, the Acquired Fund held securities representing approximately 3% of its net assets that were rated below investment grade and therefore not eligible for investment by the Acquiring Fund. The Board considered that prior to the Reorganization the Acquired Fund will be required to sell any assets that it holds that the Acquiring Fund is not allowed to hold, possibly at a less favorable price or time than would otherwise be the case.

•	The tax consequences of the Reorganization: The Board considered that the Reorganization is expected to be tax-free to shareholders of each Fund.

•

The investment experience, expertise, and results of each Fund’s portfolio managers:    The Board noted that the Funds have certain overlapping portfolio managers. Chris Neuharth and Jason O’Brien are the portfolio managers for the Acquired Fund and co-manage the Acquiring Fund with Wan-Chong Kung. The Board considered the investment experience, expertise, and results of the Funds’ portfolio managers.

•

The effect of the Reorganization on each Fund’s shareholders’ rights:    The Board noted that Acquired Fund shareholders will receive Acquiring Fund shares of the same class that they hold in the Acquired Fund, except Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Board observed that the rights of Acquired Fund shareholders are identical to the rights of Acquiring Fund shareholders, except that Class B shareholders of the Acquired Fund who receive Class A shares of the Acquiring Fund will experience a decrease in the 12b-1 fees to which their shares are subject. Whereas Class B shares are subject to a 12b-1 fee of 1.00%, Class A shares are subject to a 12b-1 fee of 0.25%.

•

Expenses of the Reorganization:    The Board noted that the Advisor has agreed to pay the expenses associated with the Reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the Meeting, so that no shareholders of either Fund will effectively bear these expenses.

•

The alternatives to the Reorganization:    The Board could have decided to continue the Acquired Fund in its present form, but believed this was not in shareholders’ best interests because continuing the Acquired Fund in its present form would result in higher gross expenses for shareholders if the Acquired Fund continues to experience significant outflows. The Board observed that merging the Acquired Fund into a different First American fixed income fund would expose Acquired Fund shareholders to greater credit risk. The Board also noted that liquidating the Acquired Fund was an option, but that liquidation would be a taxable event to shareholders.

•

The potential benefits of the Reorganization to the Advisor and its affiliates:    The Board recognized that the Advisor may benefit from the Reorganization. The Advisor will spend less in fee waivers with respect to Acquired Fund assets that are merged into the Acquiring Fund. In addition, to the extent that the Acquiring Fund realizes economies of scale, the Advisor may spend less in connection with fee waivers. The Board also noted, however, that the Advisor is not obligated to make any such waivers (beyond the contractual period) and that, in any event, the proposed Reorganization is expected to provide benefits to shareholders.

The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and to recommend the approval by the Acquired Fund’s shareholders.

Description of Securities to be Issued

FAIF is registered with the SEC as an open-end management investment company. Shares of each series of FAIF, including the Acquiring Fund, entitle their holders to one vote per full share and fractional votes for fractional shares held. Each Fund currently has Class A, Class C, Class R and Class Y shares outstanding. The

Acquired Fund also currently has Class B shares outstanding. If the Reorganization Plan is approved, each Acquired Fund shareholder will receive Acquiring Fund shares of the same class as their Acquired Fund shares, except that Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, and such shares will have a net asset value equal to the total net asset value of their Acquired Fund shares.

Federal Income Tax Considerations

The exchange of the Acquired Fund’s assets for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, and the subsequent distribution of those shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). FAIF will receive a tax opinion from Dorsey & Whitney LLP, based in part on certain representations to be furnished by an officer of FAIF, substantially to the effect that:

(1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

(2) Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of shares of the Acquiring Fund. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment or any net capital gains of the Acquired Fund distributed by the Acquired Fund prior to the Effective Time;

(3) the tax basis of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Acquired Fund shares exchanged therefor;

(4) the holding period of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which each Acquired Fund shareholder held Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

(5) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

(6) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

(7) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

(8) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

(9) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Acquiring Fund will succeed to capital loss carryforwards and certain unrealized built-in losses, if any, of the Acquired Fund. Depending on the circumstances, either the Acquired Fund or the Acquiring Fund will undergo an “ownership change” for U.S. Federal income tax purposes as a result of the Reorganization, and accordingly the Acquiring Fund’s use, after the Reorganization, of either its or the Acquired Fund’s capital loss carryforwards and certain unrealized built-in losses will be subject to the tax loss limitation rules of the Code. Those rules generally limit the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount.” This limitation amount is generally the product of (1) the fair market value of the assets of the Fund that undergoes the ownership change, with certain adjustments, immediately prior to the Reorganization and (2) the long-term tax-exempt rate established by the IRS.

Based on the respective net asset values of the Acquiring Fund and the Acquired Fund as of October 26, 2009, it is anticipated that the Acquiring Fund will undergo an ownership change and be subject to these limi-

tations, and that the Acquired Fund will not. As of September 30, 2009, the Acquiring Fund had no capital loss carryovers that would be limited by these rules. However, shareholders of the Acquired Fund should be aware that if circumstances change and the net asset value of the Acquiring Fund exceeds that of the Acquired Fund at the Effective Time, then the loss limitation rules would apply to the Acquired Fund, which had accumulated losses (including a capital loss carryforward) of $9,949,208 as of September 30, 2009. Application of these limitations could cause the shareholders of the Acquired Fund to receive taxable capital gain distributions earlier than they would have in the absence of the Reorganizations. The actual effect of these limitations will depend on a number of factors, including the relative sizes of, and the amount of, gains and losses in each of the Funds at the time of the Reorganization and the amount and timing of gains and losses recognized by the combined fund after the Reorganization. As a result, that actual effect cannot be determined precisely at this time.

Acquired Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund, and the capitalization of the combined Acquiring Fund on a pro forma basis, as of June 30, 2009, giving effect to the proposed acquisition of assets of the Acquired Fund at its then current net asset value. The inception date of Class C and Class R shares of the Acquiring Fund was October 28, 2009, so they are not shown in the Acquired Fund column in the table below.

Capitalization of Acquired Fund, Acquiring Fund and

Unaudited Pro Forma Combined Acquiring Fund

(Amounts in thousands, except per share data)

	Acquired Fund	Acquiring Fund	Unaudited Pro Forma Acquiring Fund
Net Assets
Class A	$10,149	$10,496	$23,659
Class B	$3,014	N/A	N/A
Class C	$2,120	N/A	$2,120
Class R	$2,386	N/A	$2,386
Class Y	$96,256	$101,253	$197,509
Total	$113,925	$111,749	$225,674
Shares Outstanding
Class A	1,038	1,210	2,728
Class B	308	N/A	N/A
Class C	218	N/A	218
Class R	244	N/A	244
Class Y	9,840	11,677	22,779
Net Asset Value Per Share
Class A	$9.78	$8.67	$8.67
Class B	$9.80	N/A	N/A
Class C	$9.74	N/A	$9.74
Class R	$9.76	N/A	$9.76
Class Y	$9.78	$8.67	$8.67

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(Excerpted from the Funds’ Annual Report for the most recent fiscal year ended)

Acquired Fund

How did the Fund perform for the fiscal year ended June 30, 2009?

The First American U.S. Government Mortgage Fund (the “fund”), Class Y shares, returned 2.00% for the fiscal year ended June 30, 2009 (Class A shares returned 1.74% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital (formerly Lehman) Mortgage-Backed Securities Index*, returned 9.38% for the same period.

What were the general economic and market conditions during the fiscal year?

The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

How did market conditions and investment strategies affect the fund’s performance?

We had positioned the fund with overweights to the nonagency and commercial mortgage-backed sectors. These sectors performed much worse than expected during the fourth quarter of 2008 due to the massive deleveraging and the complete shut down in the financing markets for all types of securities. These sectors recovered nicely in the first half of 2009 but did not completely recover the spread widening that took place in late 2008. Our overweights to these sectors caused us to lag the benchmark for the 12 months ended June 30, 2009.

What strategic moves were made by the fund and why?

As the credit crunch accelerated and uncertainty regarding the repayment of even the highest quality bonds mounted, we rigorously reviewed our fundamental credit and structural analysis to optimize portfolio recovery value. Our comfort level with the fundamental creditworthiness of the fund’s assets allowed us to weather the storm and to retain our conviction toward overweights to nonagency and commercial mortgage-backed securities. Throughout this time frame we opportunistically, though modestly, added to our nonagency and commercial mortgages at the highest point in the capital structure. Those trades, combined with our previous overweights, proved to be very good trades as we benefited heavily when the market recovered in the first half of 2009. Over the 12-month time frame, we strategically moved out of nonagency positions with little recovery value and moved into other securities with more upside potential. We also maintained a modest underweight in the agency mortgage sector, opting to carry our overweight in the sectors with more recovery value. That said, we did tactically trade agency mortgage-backed securities and added them when it became more apparent that the government was going to support the sector. As spreads tightened, we reallocated to other parts of the market once

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

again. Within the agency mortgage portion of the fund, we maintained an overweight to higher coupons due to our outlook for subdued refinancing activity and slower-than-expected prepays for higher coupons. The increase in coupon bias was a positive contributor to performance during the past year as higher coupons outperformed. With the better outlook for the economy, we believe the fund continues to have recovery value. That, coupled with the outlook for no meaningful permanent impairments in the fund, gives us reason to maintain the current strategy into the near future.

Sector Allocation as of June 30, 20091 (% of net assets)

U.S. Government Agency Mortgage-Backed Securities	90.9%
Collateralized Mortgage Obligation — Private Mortgage-Backed Securities	11.6
Asset-Backed Securities	9.2
Collateralized Mortgage Obligation — U.S. Government Agency Mortgage-Backed Securities	0.7
Short-Term Investments	4.4
Other Assets and Liabilities, Net[2]	(16.8)

100.0%

Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	89.4%
AA	6.3
A	1.5
BBB	0.6
BB or Lower	2.2

100.0%

[1]

Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See footnote 2 below and the fund’s Schedule of Investments for derivatives held at June 30, 2009.

[2]

Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]

Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor. Credit quality percentages reflect both the fund’s direct investments in securities and the fund’s credit default swap agreements. Credit default swaps are weighted using the notional market value of the swap.

Annual Performance1, 2 as of June 30, 2009

	1 Year	5 Years	10 Years	Since Inception (9/24/2001)
Average annual return with sales charge (POP)
Class A	(2.58)%	2.16%	3.95%	—
Class B	(3.84)%	1.78%	3.60%	—
Class C	0.03%	2.28%	—	2.52%
Average annual return without sales charge (NAV)
Class A	1.74%	3.05%	4.40%	—
Class B	0.98%	2.29%	3.60%	—
Class C	0.99%	2.28%	—	2.52%
Class R	1.49%	2.77%	4.22%	—
Class Y	2.00%	3.31%	4.61%	—
Barclays Capital Mortgage-Backed Securities Index [3]	9.38%	5.98%	6.29%	5.53%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

Value of $10,000 Investment [1,2,4] as of June 30, 2009

U.S. Government Mortgage Fund, Class A (NAV)	$15,377
U.S. Government Mortgage Fund, Class A (POP)	$14,727
Barclays Capital Mortgage-Backed Securities Index[3]	$18,409
The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/1999 to 6/30/2009) as compared to the Barclays Capital Mortgage-Backed Securities Index[3].

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the U.S. Government Mortgage Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.18%, 1.93%, 1.93%, 1.43%, and 0.93%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least

June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

[2]

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]

An unmanaged index comprised of mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBS pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

Acquiring Fund

How did the Fund perform for the fiscal year ended June 30, 2009?

The First American Intermediate Government Bond Fund (the “fund”), Class Y shares, returned 5.46% for the fiscal year ended June 30, 2009 (Class A shares returned 5.30% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Barclays Capital (formerly Lehman) Intermediate Treasury Bond Index*, returned 6.13% and the Barclays Capital (formerly Lehman) Intermediate Government Bond Index*, returned 6.42% for the same period.

What were the general economic and market conditions during the fiscal year?

The fixed-income markets endured unprecedented volatility during the 12 months ended June 30, 2009. After the Lehman Brothers bankruptcy, and financial troubles at AIG and the government-sponsored enterprises (Fannie Mae and Freddie Mac), the domestic financial system destabilized, freezing global credit markets as 2008 wore on. Counterparty risk management became extreme and access to financing evaporated, leading to an acceleration of the deleveraging in the high-quality fixed-income markets. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Amid the deteriorating economic environment and total risk aversion by investors, the supply/demand equation in high-quality bonds caused by forced selling created unprecedented volatility in the fixed-income markets. Investment-grade corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen the markets. As these initiatives took hold, concerns about further deterioration of the financial system abated; equity prices rallied after the release of the stress tests showed no systemic undercapitalization of financials; and corporate and mortgage-related bonds recovered substantial portions of their underperformance from later 2008.

Amid the fear and panic, Treasuries enjoyed a singular bid that saw yields dive to historically low levels. With the return of calm and the willingness and ability to take risks, investors have broadly sold Treasuries, rejecting the low yield levels and seeking out opportunities in non-Treasury sectors.

How did market conditions and investment strategies affect the fund’s performance?

The fund’s allocation to agency debt securities hurt performance as all non-Treasury products, including agencies, performed poorly. Agency securities also underperformed Treasuries as the government-sponsored

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

entities like Fannie Mae and Freddie Mac came under close scrutiny for their subprime and Alt-A (riskier than prime but less so than subprime) holdings and declining capital. The fund was successful in its tactical duration strategy during the period, taking advantage of extreme shifts in sentiment that saw rates traverse a wide range. Our positioning for a steeper yield curve was productive, as both investors’ preference for safety and the Federal Reserve (the “Fed”) easing benefited the front end of the Treasury curve. The fund’s position in non-index Treasury inflation-protected securities (“TIPS”) benefited fund performance, especially during the first half of 2009, amid the rapid normalization of TIPS breakeven rates (i.e., differences between TIPS and Treasury yields relative to the rate of inflation).

What strategic moves were made by the fund and why?

We have steadily reduced the fund’s allocation to agency debt securities as these securities have risen to near-historically tight spread levels, largely due to Fed buybacks. Our duration strategy will continue to be tactical, but with a bias to be short the benchmark, as technical factors (a large Treasury supply and poor investor sponsorship) will likely continue to weigh on rates.

Sector Allocation as of June 30, 20091 (% of net assets)

U.S. Government & Agency Securities	96.2%
Short-Term Investments	4.1
Other Assets and Liabilities, Net[2]	(0.3)

100.0%

Bond Credit Quality as of June 30, 20093 (% of market value)

AAA	100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]

Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]

Reflects ratings provided by Moody’s Investor Service, Standard & Poor’s, and/or Fitch or, in the case of unrated securities and derivatives, a credit quality determination by the fund’s investment advisor.

Annual Performance1, 2 as of June 30, 2009

	1 Year	5 Years	Since Inception (10/25/2002)
Average annual return with sales charge (POP)
Class A	2.98%	3.92%	3.33%
Average annual return without sales charge (NAV)
Class A	5.30%	4.39%	3.68%
Class Y	5.46%	4.55%	3.84%
Barclays Capital Intermediate Treasury Bond Index[3]	6.13%	4.92%	4.22%
Barclays Capital Intermediate Government Bond Index[4]	6.42%	5.00%	4.35%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

Value of $10,000 Investment [1,2,5] as of June 30, 2009
Intermediate Government Bond Fund, Class A (NAV)	$12,734
Intermediate Government Bond Fund, Class A (POP)	$12,447
Barclays Capital Intermediate Treasury Bond Index[3]	$13,180
Barclays Capital Intermediate Government Bond Index[4]	$13,293
The chart at right illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/25/2002 to 6/30/2009) as compared to the Barclays Capital Intermediate Treasury Bond Index[3] and the Barclays Capital Intermediate Government Bond Index[4].

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.34% and 1.09%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least June 30, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

[2]

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years.

[4]

Previously, the fund used the Barclays Capital Intermediate Treasury Bond Index as a benchmark. Going forward, the fund’s performance will be compared to the Barclays Capital Intermediate Government Bond Index because it more closely reflects the fund’s investment universe. The Barclays Capital Intermediate Government Bond Index is an unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between one and ten years.

[5]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand each Fund’s financial performance for the past five years. Some of this information reflects financial results for a single Fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

Acquired Fund

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1, 2)	Fiscal Year Ended September 30,
Class A Shares	2009(1)	2008(1)	2007(1)		2005(1)	2004(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.14	$10.22	$10.18	$10.53	$10.72	$10.89

Investment Operations:
Net Investment Income	0.50	0.47	0.46	0.33	0.41	0.38
Realized and Unrealized Gains (Losses) on Investments	(0.34)	(0.07)	0.05	(0.32)	(0.14)	(0.09)

Total From Investment Operations	0.16	0.40	0.51	0.01	0.27	0.29

Less Distributions:
Dividends (from net investment income)	(0.52)	(0.48)	(0.47)	(0.36)	(0.46)	(0.46)
Distributions (from net realized gains)	—	—	—	—	—	—

Total Distributions	(0.52)	(0.48)	(0.47)	(0.36)	(0.46)	(0.46)

Net Asset Value, End of Period	$9.78	$10.14	$10.22	$10.18	$10.53	$10.72

Total Return(3)	1.74%	3.90%	5.07%	0.09%	2.59%	2.74%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$10,149	$11,295	$13,785	$16,059	$24,504	$32,815
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	5.10%	4.60%	4.41%	4.27%	3.80%	3.53%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.23%	1.18%	1.16%	1.11%	1.08%	1.05%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	4.82%	4.37%	4.20%	4.11%	3.67%	3.43%
Portfolio Turnover Rate	331%	325%	303%	220%	251%	127%

(1)	Per share data calculated using average shares outstanding method.

(2)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1, 2)	Fiscal Year Ended September 30,
Class B Shares	2009(1)	2008(1)	2007(1)		2005(1)	2004(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.16	$10.24	$10.20	$10.54	$10.74	$10.90

Investment Operations:
Net Investment Income	0.42	0.40	0.38	0.27	0.33	0.30
Realized and Unrealized Gains (Losses) on Investments	(0.34)	(0.08)	0.05	(0.31)	(0.15)	(0.08)

Total From Investment Operations	0.08	0.32	0.43	(0.04)	0.18	0.22

Less Distributions:
Dividends (from net investment income)	(0.44)	(0.40)	(0.39)	(0.30)	(0.38)	(0.38)
Distributions (from net realized gains)	—	—	—	—	—	—

Total Distributions	(0.44)	(0.40)	(0.39)	(0.30)	(0.38)	(0.38)

Net Asset Value, End of Period	$9.80	$10.16	$10.24	$10.20	$10.54	$10.74

Total Return(3)	0.98%	3.12%	4.26%	(0.38)%	1.72%	2.02%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$3,014	$3,737	$4,920	$6,595	$7,926	$9,155
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.86%	3.66%	3.52%	3.05%	2.79%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.98%	1.93%	1.91%	1.86%	1.83%	1.80%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	4.08%	3.63%	3.45%	3.36%	2.92%	2.69%
Portfolio Turnover Rate	331%	325%	303%	220%	251%	127%

(1)	Per share data calculated using average shares outstanding method.

(2)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1, 2)	Fiscal Year Ended September 30,
Class C Shares	2009(1)	2008(1)	2007(1)		2005(1)	2004(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.10	$10.18	$10.15	$10.49	$10.68	$10.84

Investment Operations:
Net Investment Income	0.42	0.40	0.38	0.27	0.33	0.30
Realized and Unrealized Gains (Losses) on Investments	(0.33)	(0.08)	0.04	(0.31)	(0.14)	(0.09)

Total From Investment Operations	0.09	0.32	0.42	(0.04)	0.19	0.21

Less Distributions:
Dividends (from net investment income)	(0.45)	(0.40)	(0.39)	(0.30)	(0.38)	(0.37)
Distributions (from net realized gains)	—	—	—	—	—	—

Total Distributions	(0.45)	(0.40)	(0.39)	(0.30)	(0.38)	(0.37)

Net Asset Value, End of Period	$9.74	$10.10	$10.18	$10.15	$10.49	$10.68

Total Return(3)	0.99%	3.14%	4.19%	(0.38)%	1.82%	2.02%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$2,120	$2,259	$3,077	$5,127	$6,585	$10,520
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.86%	3.67%	3.52%	3.05%	2.79%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.98%	1.93%	1.91%	1.86%	1.83%	1.80%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	4.08%	3.63%	3.46%	3.36%	2.92%	2.69%
Portfolio Turnover Rate	331%	325%	303%	220%	251%	127%

(1)	Per share data calculated using average shares outstanding method.

(2)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(2, 3)	Fiscal Year Ended September 30,
Class R Shares(1)	2009(2)	2008(2)	2007(2)		2005(2)	2004(2)
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.12	$10.21	$10.17	$10.51	$10.72	$10.85

Investment Operations:
Net Investment Income	0.47	0.46	0.43	0.31	0.37	0.39
Realized and Unrealized Gains (Losses) on Investments	(0.34)	(0.10)	0.06	(0.31)	(0.14)	(0.10)

Total From Investment Operations	0.13	0.36	0.49	0.00	0.23	0.29

Less Distributions:
Dividends (from net investment income)	(0.49)	(0.45)	(0.45)	(0.34)	(0.44)	(0.42)
Distributions (from net realized gains)	—	—	—	—	—	—

Total Distributions	(0.49)	(0.45)	(0.45)	(0.34)	(0.44)	(0.42)

Net Asset Value, End of Period	$9.76	$10.12	$10.21	$10.17	$10.51	$10.72

Total Return(4)	1.49%	3.54%	4.82%	0.04%	2.18%	2.74%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$2,386	$1,585	$204	$7	$3	$1
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%	0.95%
Ratio of Net Investment Income to Average Net Assets	4.87%	4.44%	4.17%	4.04%	3.42%	3.58%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.48%	1.43%	1.41%	1.51%	1.48%	1.05%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	4.59%	4.21%	3.96%	3.73%	3.14%	3.48%
Portfolio Turnover Rate	331%	325%	303%	220%	251%	127%

(1)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(2)	Per share data calculated using average shares outstanding method.

(3)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1, 2)	Fiscal Year Ended September 30,
Class Y Shares	2009(1)	2008(1)	2007(1)		2005(1)	2004(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$10.14	$10.22	$10.19	$10.53	$10.73	$10.89

Investment Operations:
Net Investment Income	0.52	0.50	0.48	0.35	0.43	0.41
Realized and Unrealized Gains (Losses) on Investments	(0.34)	(0.08)	0.05	(0.31)	(0.14)	(0.08)

Total From Investment Operations	0.18	0.42	0.53	0.04	0.29	0.33

Less Distributions:
Dividends (from net investment income)	(0.54)	(0.50)	(0.50)	(0.38)	(0.49)	(0.49)
Distributions (from net realized gains)	—	—	—	—	—	—

Total Distributions	(0.54)	(0.50)	(0.50)	(0.38)	(0.49)	(0.49)

Net Asset Value, End of Period	$9.78	$10.14	$10.22	$10.19	$10.53	$10.73

Total Return(3)	2.00%	4.16%	5.23%	0.38%	2.75%	3.09%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$96,256	$123,436	$133,960	$140,407	$158,230	$171,143
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	5.35%	4.85%	4.66%	4.52%	4.05%	3.79%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.98%	0.93%	0.91%	0.86%	0.83%	0.80%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	5.07%	4.62%	4.45%	4.36%	3.92%	3.69%
Portfolio Turnover Rate	331%	325%	303%	220%	251%	127%

(1)	Per share data calculated using average shares outstanding method.

(2)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return would have been lower had certain expenses not been waived.

Acquiring Fund

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1, 2)	Fiscal Year Ended September 30,
Class A Shares	2009(1)	2008(1)	2007(1)		2005(1)	2004(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$8.42	$8.00	$7.99	$8.26	$8.82	$10.01

Investment Operations:
Net Investment Income	0.19	0.28	0.31	0.22	0.27	0.24
Realized and Unrealized Gains (Losses) on Investments	0.25	0.43	0.06	(0.22)	(0.15)	(0.16)

Total From Investment Operations	0.44	0.71	0.37	0.00	0.12	0.08

Less Distributions:
Dividends (from net investment income)	(0.19)	(0.29)	(0.33)	(0.22)	(0.28)	(0.24)
Distributions (from net realized gains)	—	—	—	(0.05)	(0.40)	(1.03)
Distributions (from return of capital)	—	—	(0.03)	—	—	—

Total Distributions	(0.19)	(0.29)	(0.36)	(0.27)	(0.68)	(1.27)

Net Asset Value, End of Period	$8.67	$8.42	$8.00	$7.99	$8.26	$8.82

Total Return(3)	5.30%	8.90%	4.68%	0.06%	1.40%	0.98%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$10,496	$6,504	$1,619	$1,689	$1,970	$1,872
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	2.22%	3.32%	3.80%	3.56%	3.21%	2.69%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.15%	1.33%	1.46%	1.26%	1.09%	1.03%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	1.82%	2.74%	3.09%	3.05%	2.87%	2.41%
Portfolio Turnover Rate	133%	118%	84%	70%	161%	53%

(1)	Per share data calculated using average shares outstanding method.

(2)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 and June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

	Fiscal Year Ended June 30,			Fiscal Period Ended June 30, 2006(1, 2)	Fiscal Year Ended September 30,
Class Y Shares	2009(1)	2008(1)	2007(1)		2005(1)	2004(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$8.42	$8.00	$7.99	$8.25	$8.82	$10.01

Investment Operations:
Net Investment Income	0.21	0.30	0.32	0.22	0.28	0.26
Realized and Unrealized Gains (Losses) on Investments	0.25	0.42	0.06	(0.20)	(0.16)	(0.17)

Total From Investment Operations	0.46	0.72	0.38	0.02	0.12	0.09

Less Distributions:
Dividends (from net investment income)	(0.21)	(0.30)	(0.34)	(0.23)	(0.29)	(0.25)
Distributions (from net realized gains)	—	—	—	(0.05)	(0.40)	(1.03)
Distributions (from return of capital)	—	—	(0.03)	—	—	—

Total Distributions	(0.21)	(0.30)	(0.37)	(0.28)	(0.69)	(1.28)

Net Asset Value, End of Period	$8.67	$8.42	$8.00	$7.99	$8.25	$8.82

Total Return(3)	5.46%	9.07%	4.84%	0.30%	1.43%	1.14%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)	$101,253	$63,784	$37,705	$42,781	$69,349	$129,769
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	2.41%	3.60%	3.94%	3.70%	3.34%	2.84%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.90%	1.08%	1.21%	1.01%	0.84%	0.78%
Ratio of Net Investment Income to Average Net Assets (excluding waivers)	2.11%	3.12%	3.33%	3.29%	3.10%	2.66%
Portfolio Turnover Rate	133%	118%	84%	70%	161%	53%

(1)	Per share data calculated using average shares outstanding method.

(2)

For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	Total return would have been lower had certain expenses not been waived.

VOTING INFORMATION

General Information

This Prospectus/Proxy Statement is being sent to shareholders of the Acquired Fund in connection with a solicitation of proxies by the Board of Directors, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about December 11, 2009.

The Board of Directors has fixed the close of business on November 25, 2009, as the record date (the “Record Date”) for determining the shareholders of the Acquired Fund entitled to receive notice of the Meeting and to submit proxies, and for determining the number of shares for which proxies may be submitted, with respect to the Meeting or any adjournment thereof.

Voting Rights and Required Vote

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, with all classes of the Acquired Fund voting together and not by class. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares affirmatively voted FOR the Reorganization. Accordingly, an abstention will have the effect of a negative vote. Approval of the Reorganization Plan will be considered approval of the amendment to the Articles of Incorporation of FAIF (which amendment appears as Exhibit 1 to the Reorganization Plan which is included as Appendix A to this Prospectus/Proxy Statement) required to effect the Reorganization.

If a proxy that is properly executed and returned represents a broker “non-vote” (broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee holding the shares does not have discretionary voting power), the shares represented thereby will only be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast FOR the Reorganization. Accordingly, broker non-votes will have the effect of negative votes.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Reorganization. You can also vote by telephone, with a toll-free call to the appropriate number on the proxy card, and through the internet site stated on the proxy card.

You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card, or through the internet site listed on the proxy card. To be effective, your revocation must be received prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

Proxy solicitations will be made primarily by mail but may also be made by telephone, through the internet or by personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of the Acquired Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor. Neither the Acquired Fund nor the Acquiring Fund will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Board of Directors will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Meeting to permit further proxy solicitation. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of the Acquired Fund who objects to the Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of FAIF to demand payment for, or an appraisal of, his or her shares.

FAIF does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FAIF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by FAIF in a reasonable period of time prior to that meeting.

The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the proposed Reorganization.

Outstanding Shares

The shareholders of the Acquired Fund as of the Record Date will be entitled to be present at the Meeting and vote their Acquired Fund shares owned as of the Record Date.

The following table identifies the number of shares of each class of the Acquired Fund and the Acquiring Fund that were outstanding as of the close of business on the Record Date:

	Acquired Fund	Acquiring Fund
Class A
Class B		N/A
Class C
Class R
Class Y

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the Record Date, the officers and directors of the Funds beneficially owned as a group less than 1% of the outstanding shares of each Fund, and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

	Number of Shares Owned	Percent of Outstanding Shares
		Class A	Class B	Class C	Class R	Class Y
ACQUIRED FUND
ACQUIRING FUND			N/A

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information concerning the Funds in the Funds’ current prospectuses and SAI (including any supplements) and information in the Reorganization SAI is incorporated into this Prospectus/Proxy Statement by reference. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. For a free copy of the Acquired Fund’s prospectus, the Funds’ SAI, the Funds’ annual report, or the Reorganization SAI, please call (800) 677-3863 or write to First American Investment Funds, Inc., 800 Nicollet Mall, Minneapolis, MN 55402.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 175 West Jackson Boulevard, Chicago, Illinois 60604 and at 3 World Financial Center, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) 732-0330. In addition, the SEC maintains an internet site that contains copies of the information. The address of the site is http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Acquiring Fund shares as part of the Reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

Experts

The audited financial statements for the Funds, incorporated by reference into the Reorganization SAI, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports appearing in each Fund’s annual report for the fiscal year ended June 30, 2009. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Other Business

The Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise FAIF, in care of FAF Advisors, Inc., Mail Stop BC-MN-H04N, 800 Nicollet Mall, Minneapolis, MN 55402, whether other persons are beneficial owners of Acquired Fund shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

BOARD RECOMMENDATION

REQUIRED VOTE.    Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the Acquired Fund’s outstanding voting securities.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION AND TO APPROVE THE REORGANIZATION PLAN.

December 2, 2009

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this              day of             , 2009, by First American Investment Funds, Inc., a Maryland corporation with its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402 (“FAIF”), on behalf of its U.S. Government Mortgage Fund series (the “Acquired Fund”) and its Intermediate Government Bond Fund series (the “Acquiring Fund”) (such series are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.”)

FAIF wishes to effect a reorganization, as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under section 368 of the Code (“Regulations”). The reorganization will involve the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for voting shares of common stock, par value $0.0001 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of common stock, par value $0.0001 per share, of the Acquired Fund (“Acquired Fund Shares”) in exchange therefor, all on the terms and conditions set forth herein. (Such series of transactions is referred to herein as the “Reorganization.”) The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FAIF’s amended and restated articles of incorporation in the form attached hereto as Exhibit 1 (the “Amendment”) to be adopted in accordance with the Maryland General Corporation Law.

WITNESSETH:

WHEREAS, FAIF is a registered, open–end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

WHEREAS, the Acquiring Fund offers Class A, Class C, Class R and Class Y shares;

WHEREAS, the Acquired Fund offers Class A, Class B, Class C, Class R and Class Y shares;

WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Directors of FAIF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Class A Acquiring Fund Shares for all of the issued and outstanding Class A and Class B Acquired Fund Shares, and the exchanges of Class C, Class R and Class Y Acquiring Fund Shares for all of the issued and outstanding Class C, Class R and Class Y Acquired Fund Shares, respectively, on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders and has made the determinations required by Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Exchange of Shares; Reallocation of Assets and Liabilities

1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class B Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (c) each issued and outstanding Class C Acquired Fund Share shall be, without further action, exchanged for that number of Class C Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (d) each issued and outstanding Class R Acquired Fund Share shall be, without further action, exchanged for that number of Class R Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; and (e) each issued and outstanding Class Y Acquired Fund Share shall be, without further action, exchanged for that number of Class Y Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.

1.2 (a) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund, all in accordance with Article IV, Section 1(d)(i) and (ii) of FAIF’s amended and restated articles of incorporation. For purposes of the foregoing, the terms “assets belonging to,” “liabilities belonging to,” “General Assets” and “General Liabilities” have the meanings assigned to them in said Article IV, Section 1(d)(i) and (ii). Such assets belonging to the Acquired Fund to become assets belonging to the Acquiring Fund shall consist of all of the Acquired Fund’s property, including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the “Effective Time Statement”). The Effective Time Statement shall, with respect to the listing of the Acquired Fund’s portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

1.3 Pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, and legal and audit fees) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund’s shareholders of record, determined as of the Effective Time (the “Acquired Fund Shareholders”), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

1.6 In determining contingent deferred sales charges applicable to Class C Acquiring Fund Shares issued in the Reorganization, Acquiring Fund shall give each holder thereof credit for the period during which such holder held the Class C Acquired Fund Shares, in exchange for which such Acquiring Fund Shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	Exchange Ratios; Valuation; Issuance of Acquiring Fund Shares

2.1 The net asset value per share of the Acquired Fund Shares and the Acquiring Fund Shares shall be computed as of the Effective Time using the valuation procedures set forth in FAIF’s amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

2.2 (a) The total number of the Acquiring Fund’s Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class A shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

(b) The total number of the Acquiring Fund’s Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class B shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

(c) The total number of the Acquiring Fund’s Class C shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class C shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

(d) The total number of the Acquiring Fund’s Class R shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class R shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class R shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class R shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class R shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

(e) The total number of the Acquiring Fund’s Class Y shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Class Y shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund’s Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund’s Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund’s Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

2.3 At the Effective Time, the Acquiring Fund shall issue and, on behalf of the Acquired Fund, distribute to the Acquired Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class R Acquired Fund Shareholder shall receive, at the Effective Time, Class R Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class R Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.	Effective Time of Closing

3.1 The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as of the close of normal trading on the New York Stock Exchange (the “Exchange”) (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the “Effective Time”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

3.2 The custodian for the Acquiring Fund (the “Custodian”) shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets of the Acquired Fund held by the Custodian will be transferred to the Acquiring Fund at the Effective Time.

3.3 In the event that the Effective Time would occur on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	Representations, Warranties and Covenants

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

(a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect;

(c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

(d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF’s amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities of the Acquired Fund as at June 30, 2009 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as at such date, and there are no known material contingent liabilities of the Acquired Fund as at such date not disclosed therein;

(g) Since June 30, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph (g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

(h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final taxable year ending on the date of the Closing;

(j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares (other than Class B shares which automatically convert to Class A shares after a specified period);

(k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective

Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF’s Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity;

(m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

(n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

(o) Since June 30, 2009, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

(p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund’s assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund’s amended and restated articles of incorporation and bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the 1940 Act.

4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

(a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the 1933 Act, is in full force and effect;

(c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

(d) The Prospectus and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF’s amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The statement of assets and liabilities of the Acquiring Fund as at June 30, 2009 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as at such date, and there are no known material contingent liabilities of the Acquiring Fund as at such date not disclosed therein;

(h) Since June 30, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph (h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

(k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

(m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares;

(n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets;

(o) Since June 30, 2009, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

(p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FAIF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring

Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund’s shareholders;

(q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

(r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in the Acquiring Fund’s amended and restated articles of incorporation, bylaws and Prospectus and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

(s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.

5.	Further Covenants of the Acquiring Fund and the Acquired Fund

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement, the Amendment and the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Effective Time, the Acquired Fund’s investment advisor, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The following shall constitute further conditions precedent to the consummation of the Reorganization:

8.1 This Agreement, the Amendment, and the transactions contemplated herein and therein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of FAIF’s amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1;

8.2 The Acquiring Fund’s investment advisor shall have paid or agreed to pay the costs incurred by FAIF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

8.3 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by FAIF, substantially to the effect that:

(i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

(ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund distributed by the Acquired Fund prior to the Effective Time;

(iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor;

(iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

(v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

(vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

(vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

(viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

(ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

8.7 The Amendment shall have been filed in accordance with the applicable provisions of Maryland law.

9.	Entire Agreement; Survival of Warranties

9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.	Termination

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FAIF’s Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund.

11.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: President (with a copy to Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, Attention: James D. Alt).

13.	Headings; Counterparts; Assignment; Miscellaneous

13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13 .4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

FIRST AMERICAN INVESTMENT FUNDS, INC., ON BEHALF OF ITS U.S. GOVERNMENT MORTGAGE FUND

By

Its

FIRST AMERICAN INVESTMENT FUNDS, INC., ON BEHALF OF ITS INTERMEDIATE GOVERNMENT BOND FUND

By

Its

EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FIRST AMERICAN INVESTMENT FUNDS, INC.

The undersigned officer of First American Investment Funds, Inc. (the “Corporation”), a Maryland corporation, hereby certifies that the following amendments to the Corporation’s Amended and Restated Articles of Incorporation have been advised by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in the manner required by the Maryland General Corporation Law:

WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interests of the holders of the Class ZZ shares of the Corporation (also known as “U.S. Government Mortgage Fund”) that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as “Intermediate Government Bond Fund” and which is represented by the Corporation’s Class DDD shares, in exchange for shares of Intermediate Government Bond Fund which are to be delivered to former U.S. Government Mortgage Fund holders;

WHEREAS, U.S. Government Mortgage Fund and Intermediate Government Bond Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of U.S. Government Mortgage Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their U.S. Government Mortgage Fund shares for Intermediate Government Bond Fund shares, it is necessary to adopt an amendment to the Corporation’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(W) immediately following Article IV(V) thereof:

ARTICLE IV(W). (a) For purposes of this Article IV(W), the following terms shall have the following meanings:

“Corporation” means this corporation.

“Acquired Fund” means the Corporation’s U.S. Government Mortgage Fund, which is represented by the Corporation’s Class ZZ shares.

“Class A Acquired Fund Shares” means the Corporation’s Class ZZ Common Shares.

“Class B Acquired Fund Shares” means the Corporation’s Class ZZ, Series 2 Common Shares.

“Class C Acquired Fund Shares” means the Corporation’s Class ZZ, Series 3 Common Shares.

“Class R Acquired Fund Shares” means the Corporation’s Class ZZ, Series 5 Common Shares.

“Class Y Acquired Fund Shares” means the Corporation’s Class ZZ, Series 4 Common Shares.

“Acquiring Fund” means the Corporation’s Intermediate Government Bond Fund, which is represented by the Corporation’s Class DDD shares.

“Class A Acquiring Fund Shares” means the Corporation’s Class DDD Common Shares.

“Class C Acquiring Fund Shares” means the Corporation’s Class DDD, Series 3 Common Shares.

“Class R Acquiring Fund Shares” means the Corporation’s Class DDD, Series 4 Common Shares.

“Class Y Acquiring Funds Shares” means the Corporation’s Class DDD, Series 2 Common Shares.

“Effective Time” means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

(b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms “assets belonging to,” “liabilities belonging to,” “General Assets” and “General Liabilities” have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation’s Amended and Restated Articles of Incorporation.

(c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

(d) The numbers of Class A Acquiring Fund Shares to be issued in exchange for Class A and Class B Acquired Fund shares, and the numbers of Class C, Class R and Class Y Acquiring Fund Shares to be issued, respectively, in exchange for the Class C, Class R and Class Y Acquired Fund Shares shall be determined as follows:

(i) The net asset value per share of the Acquired Fund’s Class A, Class B, Class C, Class R and Class Y shares and the Acquiring Fund’s Class A, Class C, Class R, and Class Y shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation’s articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(iii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(v) The total number of Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class R Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class R Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class R Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class R Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

(vii) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (ii) through (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class R Acquired Fund shareholder shall receive, at the Effective Time, Class R Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class R Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

(e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

(f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class ZZ common shares of the Corporation, without designation as to series.

The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on                                         , 2009.

FIRST AMERICAN INVESTMENT FUNDS, INC.

By

Its

Witness:

[Assistant] Secretary

PART B

FORM N-14

FIRST AMERICAN INVESTMENT FUNDS, INC.

U.S. Government Mortgage Fund

FIRST AMERICAN INVESTMENT FUNDS, INC.

Intermediate Government Bond Fund

800 Nicollet Mall

Minneapolis, MN 55402

(800) 677-3863

STATEMENT OF ADDITIONAL INFORMATION

December 2, 2009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 2, 2009, relating to the proposed reorganization of U.S. Government Mortgage Fund (the “Acquired Fund”), a series of First American Investments Funds, Inc. (“FAIF”), with and into Intermediate Government Bond Fund (the “Acquiring Fund”), also a series FAIF. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FAIF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about each Fund is contained in its respective prospectus dated October 28, 2009, and any supplements thereto, the Funds’ Statement of Additional Information dated October 28, 2009, as supplemented, and Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2009. Each of the foregoing documents is incorporated by reference into this Statement of Additional Information.

I. Pro Forma Financial Statements	B-2

I.	Pro Forma Financial Statements

Set forth on the following pages are pro forma financial statements which are presented to show the effect of the proposed acquisition of U.S. Government Mortgage Fund by Intermediate Government Bond Fund as if such acquisition had taken place as of the close of business on June 30, 2009.

First American Intermediate Government Bond Fund

Pro Forma Statements of ASSETS AND LIABILITIES

June 30, 2009, all dollars and shares are rounded to thousands (000), except per share data

	U.S. Government Mortgage Fund Fund, Target Fund	Intermediate Government Bond Fund, Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Unaffiliated investments, at cost	$134,446	$106,930	$—	$241,376
Affiliated money market fund, at cost	4,673	4,596	—	9,269
Affiliated investment purchased with proceeds from securities lending, at cost	12,223	—	—	12,223
ASSETS:
Unaffiliated investments, at fair value	$128,372	$107,541	$—	$235,913
Affiliated money market fund, at fair value	4,673	4,596	—	9,269
Affiliated investment purchased with proceeds from securities lending, at fair value	12,223	—	—	12,223
Cash	8	—	—	8
Receivable for dividends and interest	557	1,176	—	1,733
Receivable for investments sold	46	667	—	713
Receivable for capital shares sold	35	233	—	268
Receivable for variation margin	8	—	—	8
Prepaid expenses and other assets	5	—	—	5

Total assets	145,927	114,213	—	260,140

LIABILITIES:
Dividends payable	—	94	—	94
Payable upon return of securities loaned	322	—	—	322
Payable for investments purchased	12,223	—	—	12,223
Payable for investments purchased on a when-issued basis	19,151	—	—	19,151
Payable for capital shares redeemed	175	2,287	—	2,462
Payable for swap agreements	31	—	—	31
Payable to affiliates	61	49	—	110
Payable for distribution and shareholder servicing fees	7	1	—	8
Accrued expenses and other liabilities	32	33	—	65
Total liabilities	32,002	2,464	—	34,466

Net assets	113,925	111,749	—	225,674

COMPOSITION OF NET ASSETS:
Portfolio capital	132,187	109,148	—	241,335
Undistributed net investment income	(34)	45	—	11
Accumulated net realized gain (loss) on investments, future contracts, and swap agreements	(12,132)	1,945	—	(10,187)
Net unrealized appreciation (depreciation) of:
Investments	(6,074)	611	—	(5,463)
Futures Contracts	5	—	—	5
Swap Agreements	(27)	—	—	(27)

Net assets	$113,925	$111,749	$—	$225,674

Class A:
Net assets	$10,149	$10,496	$3,014	$23,659
Shares issued and outstanding1	1,038	1,210	480	2,728
Net asset value and redemption price per share	$9.78	$8.67	$—	$8.67
Maximum offering price per share2	$10.21	$8.87	$—	$8.87
Class B:
Net assets	$3,014	$—	$(3,014)	$—
Shares issued and outstanding1	308	—	(308)	—
Net asset value, offering price, and redemption price per share3	$9.80	$—	$—	$—
Class C:
Net assets	$2,120	$—	$—	$2,120
Shares issued and outstanding1	218	—	—	218
Net asset value, offering price, and redemption price per share3	$9.74	$—	$—	$9.74
Class R:
Net assets	$2,386	—	—	$2,386
Shares issued and outstanding1	244	—	—	244
Net asset value, offering price, and redemption price per share	$10	—	—	$9.76
Class Y:
Net assets	$96,256	$101,253	$—	$197,509
Shares issued and outstanding1	9,840	11,677	1,262	22,779
Net asset value, offering price, and redemption price per share	$9.78	$8.67	$—	$8.67

1	$0.0001 par value – 2 billion authorized for each class

2	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge

3	Class B and Class C have a contingent deferred sales charge.

The accompanying notes are an integral part of the pro forma financial statements.

First American Intermediate Government Bond Fund

Pro Forma Statement of OPERATIONS

For the Year Ended June 30, 2009, all dollars are rounded to thousands (000)

	U.S. Government Mortgage Fund Fund, Target Fund	Intermediate Government Bond Fund, Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Interest from unaffiliated securities	$7,359	$3,521	$—		$10,880
Dividends from unaffiliate money market funds	39	30	—		69
Securities lending income	40	—	$—		40

Total investment income	$7,438	$3,551	—		$10,989
EXPENSES:
Investment advisory fees	615	590	—		1,205
Administration fees	298	274	(7	)A	565
Transfer agent fees	123	61	(118	)B	66
Custodian fees	6	6	—		12
Legal fees	15	15	(14	)C	16
Audit fees	37	36	(37	)D	36
Registration fees	53	27	(53	)E	27
Postage and printing fees	6	7	—		13
Directors’ fees	29	29	(26	)F	32
Other expenses	20	19	(20	)G	19
Distribution and shareholder servicing fees – Class A	25	30	—		55
Distribution and shareholder servicing fees – Class B	33	0	—		33
Distribution and shareholder servicing fees – Class C	21	0	—		21
Distribution and shareholder servicing fees – Class R	10	0	—		10

Total expenses	1,291	1,094	(275)		2,110
Less: Fee waivers	(345)	(370)	185	H	(530)
Less: Indirect payments from custodian	—	—	—		—

Total net expenses	946	724	(90)		1,580

Investment income – net	$6,492	$2,827	$90		$9,409
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET:
Net realized gain (loss) on:
Investments	$215	$2,409	—		$2,624
Futures contracts	(2,943)	—	—		(2,943)
Swap Agreements	93	—	—		93
Net change in unrealized appreciation or depreciation of:
Investments	(1,965)	768	—		(1,197)
Futures contracts	38	—	—		38
Swap agreements	(297)	—	—		(297)

Net gain (loss) on investments	(4,859)	3,177	—		(1,682)

Net increase in net assets resulting from operations	$1,633	$6,004	$90		$7,727

A	To reflect a reduction in administration fees due to the merger.

B	To reflect a reduction in transfer agent fees due to the merger.

C	To reflect a reduction in legal fees due to the merger.

D	To reflect a reduction in audit fees due to the merger.

E	To reflect a reduction in registration fees due to the merger.

F	To reflect a reduction in Directors' compensation due to the merger.

G	To reflect a reduction in other expenses due to the merger.

H	To adjust the expense reimbursement to reflect the net reduction in fees resulting from the merger per the agreement by FAF Advisors, Inc. and its affiliates to waive fees and reimburse other fund expenses following the merger.

The accompanying notes are an integral part of the pro forma financial statements.

First American Intermediate Government Bond Fund

Pro Forma Schedule of INVESTMENTS

June 30, 2009, all dollars are rounded to thousands (000)

	U.S. Government Mortgage Fund, Target Fund		Intermediate Government Bond Fund, Acquiring Fund		Pro Forma Combined
DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
U.S. Government Agency Securities - 93.5%
Adjustable Rate - 3.0%
Federal Home Loan Mortgage Corporation Pool
5.559%, 05/01/2037, # 1H1396 Δ	2,418	2,496	—	—	2,418	2,496
Federal National Mortgage Association Pool
5.451%, 03/01/2037, # 914224 Δ	2,142	2,239	—	—	2,142	2,239
5.455%, 04/01/2037, # 913187 Δ	1,910	1,944	—	—	1,910	1,944

	6,470	6,679	—	—	6,470	6,679

Fixed Rate - 42.9%
Federal Home Loan Mortgage Corporation Pool
7.000%, 07/01/2011, # E20252	7	8	—	—	7	8
7.500%, 09/01/2012, # G10735	49	51	—	—	49	51
6.000%, 10/01/2013, # E72802	105	111	—	—	105	111
5.500%, 01/01/2014, # E00617	401	417	—	—	401	417
7.000%, 09/01/2014, # E00746	71	76	—	—	71	76
6.000%, 09/01/2022, # C90580	599	632	—	—	599	632
6.500%, 01/01/2028, # G00876	251	270	—	—	251	270
6.500%, 11/01/2028, # C00676	575	618	—	—	575	618
7.500%, 01/01/2030, # C35768	36	39	—	—	36	39
6.500%, 03/01/2031, # G01244	461	496	—	—	461	496
5.000%, 09/01/2033, # C01622	1,600	1,636	—	—	1,600	1,636
6.000%, 08/01/2036, # A51416	822	860	—	—	822	860
Federal National Mortgage Association Pool
7.000%, 11/01/2011, # 250738	4	4	—	—	4	4
7.000%, 11/01/2011, # 349630	2	2	—	—	2	2
7.000%, 11/01/2011, # 351122	6	6	—	—	6	6
6.000%, 04/01/2013, # 425550	67	71	—	—	67	71
6.500%, 08/01/2013, # 251901	52	55	—	—	52	55
6.000%, 11/01/2013, # 556195	83	88	—	—	83	88
7.000%, 10/01/2014, # 252799	48	51	—	—	48	51
5.500%, 04/01/2016, # 580516	404	426	—	—	404	426
6.500%, 07/01/2017, # 254373	528	560	—	—	528	560
7.000%, 07/01/2017, # 254414	529	566	—	—	529	566
5.500%, 12/01/2017, # 673010	401	423	—	—	401	423
5.500%, 04/01/2018, # 695765	475	502	—	—	475	502
4.500%, 05/01/2018, # 254720	1,885	1,956	—	—	1,885	1,956
5.500%, 09/01/2019, # 725793	2,256	2,383	—	—	2,256	2,383
6.000%, 12/01/2021, # 254138	339	359	—	—	339	359
6.000%, 01/01/2022, # 254179	439	465	—	—	439	465
6.500%, 06/01/2022, # 254344	431	464	—	—	431	464
6.000%, 10/01/2022, # 254513 ^	496	524	—	—	496	524
5.500%, 10/01/2025, # 255956 ^	2,610	2,714	—	—	2,610	2,714
7.000%, 12/01/2027, # 313941	304	334	—	—	304	334
7.000%, 09/01/2031, # 596680	743	809	—	—	743	809
6.500%, 12/01/2031, # 254169	644	687	—	—	644	687
6.000%, 04/01/2032, # 745101 ^	2,118	2,204	—	—	2,118	2,204
6.500%, 06/01/2032, # 596712	1,708	1,820	—	—	1,708	1,820
6.500%, 07/01/2032, # 545759	908	976	—	—	908	976
7.000%, 07/01/2032, # 545815	188	206	—	—	188	206
6.000%, 08/01/2032, # 656269	498	518	—	—	498	518
5.500%, 03/01/2033, # 689109	1,869	1,939	—	—	1,869	1,939
5.500%, 04/01/2033, # 703392	2,273	2,358	—	—	2,273	2,358
5.500%, 05/01/2033, # 704523	1,474	1,530	—	—	1,474	1,530
5.500%, 06/01/2033, # 843435	1,600	1,662	—	—	1,600	1,662
5.500%, 07/01/2033, # 726520	2,177	2,259	—	—	2,177	2,259

DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
5.500%, 07/01/2033, # 728667	1,183	1,228	—	—	1,183	1,228
4.500%, 08/01/2033, # 555680	1,696	1,701	—	—	1,696	1,701
5.000%, 08/01/2033, # 736158	2,223	2,275	—	—	2,223	2,275
5.000%, 09/01/2033, # 734566	2,230	2,281	—	—	2,230	2,281
5.000%, 10/01/2033, # 747533	2,257	2,310	—	—	2,257	2,310
5.500%, 11/01/2033, # 555967	2,262	2,347	—	—	2,262	2,347
6.000%, 01/01/2034, # 763687	1,960	2,061	—	—	1,960	2,061
6.000%, 03/01/2034, # 745324	1,983	2,092	—	—	1,983	2,092
5.000%, 05/01/2034, # 780889	3,038	3,106	—	—	3,038	3,106
6.500%, 06/01/2034, # 735273 ^	1,301	1,398	—	—	1,301	1,398
4.500%, 07/01/2034 *	2,870	2,863	—	—	2,870	2,863
4.500%, 09/01/2034, # 725866	1,031	1,034	—	—	1,031	1,034
5.000%, 07/01/2035, # 826305	2,540	2,595	—	—	2,540	2,595
5.000%, 03/01/2036, # 745336 ^	2,235	2,284	—	—	2,235	2,284
6.000%, 04/01/2037, # 923821	737	772	—	—	737	772
7.000%, 06/01/2037, # 928519	4,158	4,516	—	—	4,158	4,516
5.500%, 02/01/2038, # 933514	3,153	3,259	—	—	3,153	3,259
5.000%, 03/01/2038, # 973241	1,967	2,006	—	—	1,967	2,006
5.500%, 07/15/2038 *	875	903	—	—	875	903
5.500%, 08/01/2038, # 988027 ^	955	987	—	—	955	987
5.500%, 12/01/2038, # AA0889	2,240	2,316	—	—	2,240	2,316
5.000%, 06/01/2039 *	7,885	8,028	—	—	7,885	8,028
6.500%, 07/01/2039 *	7,180	7,647	—	—	7,180	7,647
Government National Mortgage Association Pool
9.000%, 11/15/2009, # 359559	2	2	—	—	2	2
8.000%, 10/15/2010, # 414750	4	5	—	—	4	5
7.500%, 12/15/2022, # 347332	58	63	—	—	58	63
7.000%, 09/15/2027, # 455304	17	18	—	—	17	18
6.500%, 07/15/2028, # 780825	460	497	—	—	460	497
6.500%, 08/20/2031, # 003120	174	188	—	—	174	188
7.500%, 12/15/2031, # 570134	150	164	—	—	150	164
6.000%, 09/15/2034, # 633605 ^	1,672	1,752	—	—	1,672	1,752

	93,032	96,833	—	—	93,032	96,833

U.S. Agency Debentures - 22.0%
Federal Farm Credit Bank
4.125%, 07/17/2009	—	—	1,100	1,102	1,100	1,102
4.500%, 10/05/2009	—	—	1,000	1,011	1,000	1,011
4.125%, 11/13/2009	—	—	1,560	1,582	1,560	1,582
4.750%, 05/07/2010	—	—	1,500	1,554	1,500	1,554
2.250%, 07/01/2010	—	—	1,365	1,388	1,365	1,388
5.250%, 09/13/2010	—	—	1,000	1,052	1,000	1,052
3.750%, 12/06/2010	—	—	1,575	1,639	1,575	1,639
5.750%, 01/18/2011	—	—	1,800	1,933	1,800	1,933
4.875%, 02/18/2011	—	—	1,600	1,699	1,600	1,699
2.625%, 04/21/2011	—	—	1,500	1,539	1,500	1,539
3.875%, 08/25/2011	—	—	3,600	3,787	3,600	3,787
2.250%, 04/24/2012	—	—	2,740	2,771	2,740	2,771
2.125%, 06/18/2012	—	—	1,130	1,134	1,130	1,134
4.500%, 10/17/2012	—	—	1,565	1,684	1,565	1,684
3.875%, 10/07/2013	—	—	1,350	1,421	1,350	1,421
2.625%, 04/17/2014	—	—	1,400	1,388	1,400	1,388
Federal Home Loan Bank
4.875%, 03/12/2010	—	—	870	897	870	897
3.375%, 08/13/2010	—	—	1,430	1,475	1,430	1,475
5.125%, 09/10/2010	—	—	900	950	900	950
4.375%, 09/17/2010	—	—	710	742	710	742
4.250%, 06/10/2011	—	—	1,500	1,586	1,500	1,586
2.250%, 04/13/2012	—	—	2,500	2,530	2,500	2,530
1.875%, 06/20/2012	—	—	2,000	1,997	2,000	1,997
4.625%, 10/10/2012	—	—	910	983	910	983
5.000%, 11/17/2017	—	—	1,865	1,984	1,865	1,984

DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Tennessee Valley Authority
1.230%, 01/15/2010 ¯	—	—	1,135	1,129	1,135	1,129
5.625%, 01/18/2011	—	—	2,000	2,141	2,000	2,141
6.790%, 05/23/2012	—	—	3,175	3,584	3,175	3,584
6.000%, 03/15/2013	—	—	2,725	3,044	2,725	3,044

	—	—	47,505	49,726	47,505	49,726

U.S. Treasuries - 25.6%
U.S. Treasury Bond
11.750%, 11/15/2014	—	—	1,575	1,640	1,575	1,640
8.750%, 05/15/2017	—	—	1,135	1,554	1,135	1,554
9.125%, 05/15/2018	—	—	1,260	1,805	1,260	1,805
9.000%, 11/15/2018	—	—	1,125	1,612	1,125	1,612
8.875%, 02/15/2019	—	—	830	1,184	830	1,184
8.125%, 08/15/2019	—	—	1,665	2,283	1,665	2,283
8.500%, 02/15/2020	—	—	1,250	1,758	1,250	1,758
8.750%, 08/15/2020	—	—	3,300	4,727	3,300	4,727
U.S. Treasury Note
3.625%, 12/31/2012	—	—	960	1,018	960	1,018
2.750%, 02/28/2013	—	—	1,000	1,028	1,000	1,028
3.375%, 07/31/2013	—	—	7,350	7,702	7,350	7,702
2.000%, 11/30/2013	—	—	1,170	1,153	1,170	1,153
4.750%, 05/15/2014	—	—	9,700	10,694	9,700	10,694
4.250%, 08/15/2014	—	—	12,200	13,157	12,200	13,157
7.500%, 11/15/2016	—	—	2,265	2,889	2,265	2,889
3.750%, 11/15/2018	—	—	3,550	3,611	3,550	3,611

	—	—	50,335	57,815	50,335	57,815

Total U.S. Government Agency Securities (Cost $100,549 and $106,930, respectively)	99,502	103,512	97,840	107,541	197,342	211,053

Collateralized Mortgage Obligations-Private Mortgage-Backed Securities - 5.8%
Adjustable Rate - 0.9%
Countrywide Alternative Loan Trust
Series 2006-OA17, Class 1A1A
0.511%, 12/20/2046 Δ	896	359	—	—	896	359
Wells Fargo Mortgage Backed Securities Trust
Series 2003-D, Class A1
4.396%, 02/25/2033 Δ	199	179	—	—	199	179
Series 2006-AR1, Class 2A2
5.545%, 03/25/2036 Δ	1,523	1,218	—	—	1,523	1,218
Series 2006-AR14, Class 2A3
6.077%, 10/25/2036 Δ	541	371	—	—	541	371

	3,159	2,127	—	—	3,159	2,127

Fixed Rate - 4.9%
Banc of America Funding
Series 2007-4, Class 1A2
5.500%, 06/25/2037	875	466	—	—	875	466
Bank of America Alternative Loan Trust
Series 2007-1, Class 2A2
6.477%, 04/25/2037	821	464	—	—	821	464
Countrywide Alternative Loan Trust
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	1,020	852	—	—	1,020	852
Countrywide Home Loans
Series 2007-17, Class 1A1
6.000%, 10/25/2037	1,147	843	—	—	1,147	843
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.905%, 03/25/2043 ¥	930	703	—	—	930	703

DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.730%, 05/25/2035 ¥	1,341	822	—	—	1,341	822
Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	444	417	—	—	444	417
Lehman Brothers Mortgage Trust
Series 2008-6, Class 1A1
6.550%, 07/25/2047	729	576	—	—	729	576
Master Alternative Loans Trust
Series 2005-2, Class 1A3
6.500%, 03/25/2035	577	484	—	—	577	484
Residential Accredit Loans
Series 2003-QS12, Class M1
5.000%, 06/25/2018 ¥	753	556	—	—	753	556
Residential Asset Mortgage Products
Series 2003-SL1, Class M1
7.326%, 04/25/2031 ¥	2,408	2,096	—	—	2,408	2,096
Series 2004-SL4, Class A3
6.500%, 07/25/2032	1,051	961	—	—	1,051	961
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-2, Class 3A1
5.500%, 04/25/2022	397	356	—	—	397	356
Washington Mutual MSC Mortgage
Series 2003-MS9, Class CB-1
7.464%, 04/25/2033 ¥	1,370	523	—	—	1,370	523
Wells Fargo Mortgage Backed Securities Trust
Series 2007-10, Class 1A1
6.000%, 07/25/2037	844	648	—	—	844	648
Series 2007-9, Class 1A4
5.500%, 07/25/2037	600	351	—	—	600	351

	15,307	11,118	—	—	15,307	11,118

Total Collateralized Mortgage Obligations-Private Mortgage-Backed Securities (Cost $17,942 and $0, respectively)	18,466	13,245	—	—	18,466	13,245

Asset-Backed Securities - 4.7%
Credit Cards - 0.5%
American Express Issuance Trust
Series 2005-1, Class C
0.674%, 08/15/2011 Δ	355	339	—	—	355	339
Discover Card Master Trust I
Series 2007-C1, Class C1
0.639%, 01/15/2013 Δ	375	342	—	—	375	342
Washington Mutual Master Note Trust
Series 2007-C1, Class C1
0.744%, 05/15/2014 ■ ¥ Δ	375	353	—	—	375	353

	1,105	1,034	—	—	1,105	1,034

Home Equity - 0.0%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
7.772%, 07/20/2031 ■ ¥	50	43	—	—	50	43

Manufactured Housing - 0.2%
Origen Manufactured Housing
Series 2005-B, Class M1
5.990%, 01/15/2037	750	458	—	—	750	458

Other - 4.0%
Banc of America Commercial Mortgage
Series 2005-5, Class AM
5.176%, 10/10/2045 Δ	610	381	—	—	610	381

DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Bear Stearns Commercial Mortgage Securities
Series 2007-PW18, Class AJ
6.413%, 06/11/2050	320	105	—	—	320	105
Series 2007-T28, Class D
6.176%, 09/11/2042 ■ ¥ Δ	285	57	—	—	285	57
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	1,470	1,182	—	—	1,470	1,182
Series 2007-GG11, Class AJ
6.207%, 12/10/2049 Δ	800	325	—	—	800	325
Series 2007-GG9, Class A4
5.444%, 03/10/2039	1,000	797	—	—	1,000	797
GS Mortgage Securities II
Series 2006-GG8, Class A2
5.479%, 11/10/2039	2,000	1,867	—	—	2,000	1,867
Series 2007-GG10, Class A4
5.993%, 08/10/2045	4,000	3,023	—	—	4,000	3,023
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class B
5.499%, 12/15/2044 ¥ Δ	255	121	—	—	255	121
Series 2007-CB20, Class AJ
6.303%, 02/12/2051 Δ	505	152	—	—	505	152
LB-UBS Commercial Mortgage Trust
Series 2008-C1, Class AJ
6.317%, 04/15/2041 Δ	495	188	—	—	495	188
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.127%, 07/12/2038 ¥ Δ	285	125	—	—	285	125
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class AM
6.156%, 08/12/2049 Δ	600	275	—	—	600	275
Morgan Stanley Capital I
Series 2005-HQ6, Class B
5.152%, 08/13/2042 ¥ Δ	120	58	—	—	120	58
Series 2005-HQ6, Class C
5.172%, 08/13/2042 ¥ Δ	110	51	—	—	110	51
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class AJ
6.100%, 02/15/2051 Δ	445	118	—	—	445	118
Series 2007-C34, Class AJ
6.147%, 05/15/2046 Δ	455	135	—	—	455	135

	13,755	8,960	—	—	13,755	8,960

Total Asset-Backed Securities (Cost $14,859 and $0, respectively)	15,660	10,495	—	—	15,660	10,495

Collateralized Mortgage Obligation - U.S. Government Agency Mortgage-Backed Securities - 0.3%
Fixed Rate - 0.3%
Federal Home Loan Mortgage Corporation
Series 2382, Class DA
5.500%, 10/15/2030	108	112	—	—	108	112
Federal National Mortgage Association
Series 2002-W1, Class 2A
7.500%, 02/25/2042	660	713	—	—	660	713

Total Collateralized Mortgage Obligation - U.S. Government Agency Mortgage-Backed Securities (Cost $801 and $0, respectively)	768	825	—	—	768	825

DESCRIPTION	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE	PAR/ SHARES	VALUE
Short-Term Investments - 4.2%
Money Market Fund - 4.1%
First American Government Obligations Fund, Class Z €	4,672,526	4,673	2,029,515	2,029	6,702,041	6,702
First American U.S. Treasury Money Market Fund, Class Z €	—	—	2,566,542	2,567	2,566,542	2,567

	4,672,526	4,673	4,596,057	4,596	9,268,583	9,269

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills
0.175%, 09/24/2009 ##	145	145	—	—	145	145
0.362%, 02/11/2010 ##	150	150	—	—	150	150

	295	295	—	—	295	295

Total Short-Term Investments (Cost $4,968 and $4,596, respectively)	4,672,821	4,968	4,596,057	4,596	9,268,878	9,564

Investment Purchased with Proceeds from Securities Lending - 5.4%
Mount Vernon Securities Lending Prime Portfolio † (Cost $12,223 and $0, respectively)	12,222,729	12,223	—	—	12,222,729	12,223

Total Investments - 114.1% (Cost $151,342 and $111,526, respectively)		145,268		112,137		257,405

Other Assets and Liabilities, Net - (14.1)%		(31,343)		(388)		(31,731)

Total Net Assets 100.0%		$113,925		$111,749		$225,674

¯	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2009.

€	Investments in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund.

##	Security has been deposited as initial margin on open futures contracts and/or wrap agreements. Yield shown is effective yield as of June 30, 2009.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2009

^	This security or a portion of this security is out on loan at June 30, 2009.

*	Security purchased on a when-issued basis.

¥	Security considered illiquid.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

†	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund.

Combined Schedule of Open Futures Contracts (No derivatives were held prior to combination in Intermediate Government Bond Fund, Acquiring Fund)

Description	Settlement Month	Number of Contracts Purchased (Sold)	Notional Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Note Futures	September 2009	(12)	$(2,595)	$4
U.S. Treasury 5 Year Note Futures	September 2009	6	688	(5)
U.S. Treasury 10 Year Note Futures	September 2009	(20)	(2,325)	6

				$5

Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
UBS	3-Month LIBOR	Receive	4.045%	11/14/2018	$1,000	$(27)

First American U.S. Government Mortgage Fund

First American Intermediate Government Bond Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

June 30, 2009 (000’s omitted)

1.	Basis of Combination

The accompanying Unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Statements of Operations and Schedule of Investments (“Pro Forma Financial Statements”) reflect the accounts of Intermediate Government Bond Fund (the “Acquiring Fund”) and U.S. Government Mortgage Fund (the “Acquired Fund”) offered by First American Investment Funds, Inc. The Acquiring Fund and the Acquired Fund are each referred to herein as a “Fund.” The Statement of Assets and Liabilities and Schedule of Investments reflect Fund information as if the proposed reorganization occurred as of June 30, 2009. The Statement of Operations reflects Fund information as if the proposed reorganization were in effect for the twelve month period ended June 30, 2009. Theses statements have been derived from the respective statements of assets and liabilities, including the schedules of investments, of the Acquiring Fund and the Acquired Fund as of June 30, 2009.

The Plan of Reorganization provides that at the time the reorganization becomes effective all of the assets and liabilities of the Acquired Fund will become assets and liabilities of the Acquiring Fund. In exchange for the transfer of assets and liabilities, the Acquiring Fund will issues to the Acquired Fund full and fractional shares of the designated share class of the Acquiring Fund, and the Acquired Fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the Acquiring Fund so issues will be in equal value to the full and fractional shares of the Acquired Fund that are outstanding immediately prior to the Effective Time of the reorganization. At and after the Effective Time of the reorganization, all debts, liabilities and obligations of the Acquired Fund will attach to the Acquiring Fund and may thereafter be enforced against the Acquiring Fund to the same extent as if the Acquiring Fund had incurred them. The Pro Forma Financial Statements give the effect to the proposed transfer described above.

The Pro Forma Financial Statements reflect the combined results of operations of the Acquired and Acquiring Funds. However, should such reorganization be effected, the Statements of Operations of the Acquiring Fund will not be restated for pre-combination period results of the Acquired Fund. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Service Providers

FAF Advisors, Inc. (the “Advisor”), a subsidiary of U.S. Bank National Association (“U.S. Bank”), will serve as the combined fund’s investment advisor. FAF Advisors, Inc. will serve as the administrator and U.S. Bancorp Fund Services, LLC (“USBFS”) will serve as sub-administrator to the combined fund. U.S. Bancorp Fund Services, LLC will serve as the transfer agent, and U.S. Bank will serve as the custodian to the combined fund.

3.	Share Classes and Fees

The Acquiring Fund has Class A, Class C, Class R and Class Y shares, which have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class C shares are subject to a contingent deferred sales charge of 1.00% for 12 months. Class R and Class Y shares have no sales charge. Class R shares generally are available only to 401(k) plans, 457 plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and must be held in plan level or omnibus accounts. Class Y shares generally are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments. More information on the classes of shares offered can be found in the Prospectus/Proxy Statement.

The investment advisory, investment advisory fee waivers and distribution fees have been charged to the combined fund based on the fee schedule in effect for the Acquiring Fund at the combined level of average net assets for the periods ended June 30, 2009. The advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 0.75%, 1.60%, 1.10% and 0.60%, respectively, for Class A, Class C, Class R and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the Advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the Acquiring Fund’s board of directors.

The Pro Forma net asset values per share assume the issuance of Class A, Class C, Class R and Class Y shares of the Acquiring Fund which would have been issued at June 30, 2009 in connection with the proposed reorganization. Shareholders of the Acquired Fund would receive Class A, Class C, Class R and Class Y shares of the Acquiring Fund based on conversion ratios determined on June 30, 2009. The conversion ratios are calculated by dividing the net asset value of the Acquired Fund by the net asset value per share of the respective class of the Acquiring Fund.

4.	Pro Forma Adjustments and Pro Forma Combined Columns

The Pro Forma Combined Statements of Operations assume similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity.

5.	Portfolio Valuation, Securities Transactions and Related Income

Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. For financial reporting purposes, security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income, including amortization of bond premium and discount, and expenses are recorded on an accrual basis.

6.	Merger Costs

All costs associated with the Reorganization will be paid by the Advisor.

PART C

FORM N-14

OTHER INFORMATION

Item 15.	Indemnification.

The Registrant’s Articles of Incorporation and Bylaws provide that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person who, at the request of the Registrant, serves or served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys’ and accountants’ fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the General Corporation Law of the State of Maryland or the Investment Company Act of 1940 (the “1940 Act”). The Registrant’s Articles of Incorporation and Bylaws further provide that no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, as amended, and will be governed by the final adjudication of

1

such issue. The Registrant maintains officers’ and directors’ liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons’ duties as officers and directors.

Item 16.	Exhibits.

(1)(a)	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 033-16905, 811-05309)).

(1)(b)	Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 033-16905, 811-05309)).

(1)(c)	Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 033-16905, 811-05309)).

(1)(d)	Articles Supplementary, designating new series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 033-16905, 811-05309)).

(1)(e)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 033-16905, 811-05309)).

(1)(f)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos. 033-16905, 811-05309)).

(1)(g)	Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 70, filed on June 30, 2004 (File nos. 033-16905, 811-05309)).

(1)(h)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 72, filed on September 24, 2004 (File Nos. 033-16905, 811-05309)).

(1)(i)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(1)(j)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(1)(k)	Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(1)(l)	Articles Supplementary designating new share classes (Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 93, filed on October 28, 2008 (File Nos. 033-16905, 811-05309)).

2

(1)(m)	Articles of Amendment filed January 9, 2009 (Incorporated by reference to Exhibit (a)(13) to Post Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(1)(n)	Articles of Amendment filed June 4, 2009 (Incorporated by reference to Exhibit (a)(14) to Post Effective Amendment No. 97, filed on August 28, 2009 (File Nos. 033-16905, 811-05309)).

(1)(o)	Articles Supplementary designating new series and new share classes filed June 23, 2009 (Incorporated by reference to Exhibit (a)(15) to Post Effective Amendment No. 97, filed on August 28, 2009 (File Nos. 033-16905, 811-05309)).

(1)(p)	Articles Supplementary designating new series and new share class filed September 17, 2009 (Incorporated by reference to Exhibit (a)(16) to Post Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(1)(q)	Form of Articles of Amendment.*

(2)	Bylaws, as amended (Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization – constitutes Appendix A to Part A hereof.

(5)	Not applicable.

(6)(a)	Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(6)(b)	Assignment and Assumption Agreement dated May 2, 2001, relating to assignment of Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(6)(c)	Amendment to Investment Advisory Agreement dated May 3, 2007 relating to authority to appoint a sub-advisor to any series of the Registrant (Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(6)(d)	Exhibit A to Investment Advisory Agreement, effective September 16, 2009 (Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(6)(e)	Expense Limitation Agreement between Registrant and FAF Advisors, Inc., dated February 27, 2009, effective through February 28, 2010, with respect to certain Equity Funds (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

3

(6)(f)	Expense Limitation Agreement between Registrant and FAF Advisors, Inc. dated September 16, 2009, effective through February 28, 2011, with respect to Global Tactical opportunities Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(6)(g)	Expense Limitation and Fee Reimbursement Agreement between Registrant and FAF Advisors, Inc., dated October 28, 2009, effective through October 31, 2010, with respect to certain Bond Funds (Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(6)(h)	Sub-Advisory Agreement dated November 27, 2006, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(6)(i)	Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(j)	Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(12) to Post Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(6)(k)	Amendment to Sub-Advisory Agreement dated November 3, 2008, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Fund (Incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(6)(l)	Sub-Advisory Agreement dated February 22, 2007, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(m)	Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(n)	Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund (Incorporated by reference to Exhibit (d)(13) to Post Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(6)(o)	Amendment to Sub-Advisory Agreement dated November 3, 2008, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Fund (Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

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(6)(p)	Sub-Advisory Agreement dated November 27, 2006, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(6)(q)	Letter of Agreement dated March 28, 2007, by and between FAF Advisors and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(6)(r)	Amendment to Sub-Advisory Agreement dated May 3, 2007, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund (Incorporated by reference to Exhibit (d)(14) to Post Effective Amendment No. 86, filed on May 17, 2007 (File Nos. 033-16905, 811-05309)).

(7)(a)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective July 1, 2007 (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(7)(b)	Fee Limitation Agreement between Registrant and Quasar Distributors, LLC, dated October 28, 2009, effective through October 31, 2010, with respect to certain Bond Funds (Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(7)(c)	Form of Dealer Agreement (Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(8)(a)	Deferred Compensation Plan for Directors dated January 1, 2000, as amended December 2008 (Incorporated by reference to Exhibit (f)(1) to Post-Effective Amendment No. 95, filed February 27, 2009 (File Nos. 033-16905, 811-05309)).

(8)(b)	Deferred Compensation Plan for Directors, Summary of Terms as Amended December 2008 (Incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 95, filed February 27, 2009 (File Nos. 033-16905, 811-05309)).

(9)(a)	Custody Agreement dated July 1, 2006, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(9)(b)	Amendment to Custody Agreement dated July 1, 2007, by and between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(9)(c)	Exhibit C effective September 15, 2009, to Custody Agreement dated July 1, 2006 (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 98, filed on September 29, 2009 (File Nos. 033-16905, 811-05309)).

(9)(d)	Exhibit D effective December 5, 2006 to Custody Agreement dated July 1, 2006 (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

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(9)(e)	Custodian Agreement dated July 1, 2005, by and between Registrant and State Street Bank and Trust Company with respect to International Fund (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(9)(f)	Letter Amendment dated November 21, 2006 to the Custodian Agreement dated July 1, 2005 by and between Registrant and State Street Bank and Trust Company with respect to International Select Fund (Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 84, filed on December 20, 2006 (File Nos. 033-16905, 811-05309)).

(9)(g)	Letter Amendment dated December 6, 2007 to the Custodian Agreement dated July 1, 2005 by and between Registrant and State Street Bank and Trust Company with respect to Global Infrastructure Fund (Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 90, filed on December 17, 2007 (File Nos. 033-16905, 811-05309)).

(9)(h)	Amendment to Custodian Agreement dated June 19, 2008, by and between Registrant and State Street Bank and Trust Company with respect to compensation (Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 95, filed on February 27, 2009 (File Nos. 033-16905, 811-05309)).

(10)(a)	Amended and Restated Distribution and Service Plan for Class A, B, C, and R shares, effective September 19, 2006 (Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

(10)(b)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective September 16, 2009 (Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(11)	Opinion and Consent of Dorsey & Whitney LLP as to the legality of the securities being registered.*

(12)	Opinion and Consent of Dorsey & Whitney LLP supporting the tax matters discussed in the prospectus.**

(13)(a)	Administration Agreement dated July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(13)(b)	Schedule A to Administration Agreement dated July 1, 2006 between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(13)(c)	Sub-Administration Agreement dated July 1, 2005, by and between FAF Advisors, Inc. and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(13)(d)	Transfer Agent and Shareholder Servicing Agreement dated September 19, 2006, by and among Registrant, U.S. Bancorp Fund Services, LLC, and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 87, filed on July 31, 2007 (File Nos. 033-16905, 811-05309)).

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(13)(e)	Exhibit A to Transfer Agent and Shareholder Servicing Agreement effective April 1, 2007 (Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 92, filed on September 3, 2008 (File Nos. 033-16905, 811-05309)).

(14)	Consent of Ernst & Young LLP with respect to financial statements of Registrant.*

(15)	Not applicable.

(16)	Power of Attorney dated September 16, 2009.*

(17)(a)	Form of Proxy for Special Meeting of Shareholders of U.S. Government Mortgage Fund to be held on January 14, 2010.*

(17)(b)	First American U.S. Government Mortgage Fund Prospectus, dated October 28, 2009 (Incorporated by reference to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(17)(c)	First American Investment Funds, Inc. Statement of Additional Information (relating to Tax Free and Bond Funds)(SAI), dated October 28, 2009 (Incorporated by reference to Post-Effective Amendment No. 99, filed on October 28, 2009 (File Nos. 033-16905, 811-05309)).

(17)(d)	First American Funds 2009 Annual Report – Income Funds, dated June 30, 2009 (Incorporated by reference to Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR, filed on August 28, 2009 (File No. 811-05309)).

*	Filed herewith.

**	To be filed by amendment.

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to the Registration Statement for the purpose of including Exhibit 12, Opinion and Consent of Dorsey & Whitney LLP regarding tax matters, within a reasonable time after closing of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, and the State of Minnesota on the 2nd day of November, 2009.

FIRST AMERICAN INVESTMENT FUNDS, INC.

By:	/s/ Thomas S. Schreier, Jr.
Name:	Thomas S. Schreier, Jr.
Title:	President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title

/s/ Thomas S. Schreier, Jr. Thomas S. Schreier, Jr.	President	November 2, 2009

/s/ Charles D. Gariboldi, Jr. Charles D. Gariboldi, Jr.	Treasurer (principal financial/accounting officer)	November 2, 2009

/s/ * Virginia L. Stringer Virginia L. Stringer	Chair of the Board and Director	November 2, 2009

/s/ * Benjamin R. Field III Benjamin R. Field III	Director	November 2, 2009

/s/ * Roger A. Gibson Roger A. Gibson	Director	November 2, 2009

/s / * Victoria J. Herget Victoria J. Herget	Director	November 2, 2009

/s / * John P. Kayser John P. Kayser	Director	November 2, 2009

/s/ * Leonard W. Kedrowski Leonard W. Kedrowski	Director	November 2, 2009

/s/ * Richard K. Riederer Richard K. Riederer	Director	November 2, 2009

/s/ * Joseph D. Strauss Joseph D. Strauss	Director	November 2, 2009

/s/ * James M. Wade James M. Wade	Director	November 2, 2009

*By	/s/ Michael W. Kremenak	November 2, 2009
Michael W. Kremenak
Attorney-in-Fact

*	Pursuant to power of attorney filed herewith.

Exhibit Index

Exhibit Number	Name of Exhibit

(1)(q)	Form of Articles of Amendment

(11)	Opinion and Consent of Dorsey & Whitney LLP

(14)	Consent of Ernst & Young LLP

(16)	Power of Attorney

(17)(a)	Form of Proxy for Special Meeting of Shareholders of U.S. Government Mortgage Fund